Securities Act Registration No. 333-187668

Investment Company Act Reg. No. 811-22819

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933[x]

Pre-Effective Amendment No. ____  [  ]
Post-Effective Amendment No. 29 [x]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940[x]

Amendment No. 30     [x]
(Check appropriate box or boxes.)

ETFis Series Trust I
(Exact Name of Registrant as Specified in Charter)

6 E. 39th Street, Suite 1003, New York, NY 10016
(Address of Principal Executive Offices) (Zip Code)

(212) 593-4383
(Registrant’s Telephone Number, including Area Code)

ETFis Series Trust I
c/o Corporation Service Company
2711 Centerville Road, Suite 400
Wilmington, DE 19808
(Name and Address of Agent for Service)

with a copy to:

Jeffrey T. Skinner, Esq.
Kilpatrick Townsend & Stockton LLP
1001 W. Fourth Street
Winston-Salem, NC 27101
Phone: (336) 607-7512
Fax: (336) 734-2608

It is proposed that this filing will become effective (check appropriate box):

[x]	immediately upon filing pursuant to paragraph (b) of Rule 485
[ ]	on _______________ pursuant to paragraph (b) of Rule 485
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]	on _______________ pursuant to paragraph (a)(1) of Rule 485
[ ]	75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ]	on _______________ pursuant to paragraph (a)(2) of Rule 485

PROSPECTUS | March 2, 2014

INFRACAP MLP ETF
(TICKER: AMZA)

a series of the
ETFIS SERIES TRUST I

The InfraCap MLP ETF (the “Fund”) is an exchange-traded fund (“ETF”).  Shares of the Fund are listed on the NYSE Arca and trade at market prices.  The market price for a Fund’s shares may be different from its net asset value per share.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

RISK RETURN SUMMARY INFORMATION	3
INVESTMENT OBJECTIVE	3
FEES AND EXPENSES OF THE FUND	3
PORTFOLIO TURNOVER	3
PRINCIPAL INVESTMENT STRATEGY	4
PRINCIPAL RISKS	5
PERFORMANCE INFORMATION	9
MANAGEMENT OF THE FUND	10
PURCHASE AND SALE OF FUND SHARES	10
TAX INFORMATION	10
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	10
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGY AND RELATED RISKS	11
OVERVIEW	11
INVESTMENT OBJECTIVE	11
PRINCIPAL INVESTMENT STRATEGY	11
PRINCIPAL RISKS OF THE FUND	12
ADDITIONAL INFORMATION REGARDING THE FUND’S INVESTMENT STRATEGY AND RISKS	17
MANAGEMENT OF THE FUND	19
INVESTMENT ADVISER	19
INVESTMENT SUB-ADVISER	19
PORTFOLIO MANAGER	20
BOARD OF TRUSTEES	20
FUND ADMINISTRATOR, CUSTODIAN, ACCOUNTANT AND TRANSFER AGENT	20
DISTRIBUTOR	21
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21
LEGAL COUNSEL	21
EXPENSES OF THE FUND	21
INVESTING IN THE FUND	21
DISTRIBUTION AND SERVICE PLAN	21
DETERMINATION OF NET ASSET VALUE	21
INDICATIVE INTRA-DAY VALUE	22
PREMIUM/DISCOUNT INFORMATION	23
FREQUENT TRADING	23
DISTRIBUTIONS	23
FEDERAL INCOME TAXES	24
TAX TREATMENT OF THE FUND	24
TAX TREATMENT OF FUND U.S. SHAREHOLDERS	25
TAX TREATMENT OF FUND FOREIGN SHAREHOLDERS	27
WITHHOLDING	28
CREATION UNIT ISSUANCES AND REDEMPTIONS	28
FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS	28
OTHER INFORMATION	28
FINANCIAL HIGHLIGHTS	28
PRIVACY NOTICE	31
ADDITIONAL INFORMATION	33

RISK/RETURN SUMMARY INFORMATION

INVESTMENT OBJECTIVE

InfraCap MLP ETF (Ticker: AMZA) (the “Fund”) seeks total return primarily through investments in equity securities of publicly traded master limited partnerships and limited liability companies taxed as partnerships (“MLPs”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).  Most investors will incur customary brokerage commissions when buying or selling Shares of the Fund, which are not reflected in the table set forth below.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.95%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (Includes Borrowing and Accrued and Deferred Income Tax Expense)[1]	0.10%
Total Annual Fund Operating Expenses	1.05%

(1)	The Fund is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter ‘‘C’’ corporation. As a ‘‘C’’ corporation, the Fund accrues deferred tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains. The Fund’s accrued deferred tax liability, if any, is reflected each day in the Fund’s net asset value per share. The deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investments and such expenses may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Since the Fund has not yet commenced investment operations, a tax expense of 0.00% has been assumed since it cannot be predicted whether the Fund will incur a benefit or liability in the future.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$110	$344

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.  From the Fund’s inception on October 1, 2014 through the end of the fiscal year on October 31, 2014, the Fund’s portfolio turnover was less than 1%.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund will invest not less than 80% of its total assets in equity securities of MLPs in the energy infrastructure sector.

To this end, the Fund will focus on investing in MLPs selected by Infrastructure Capital Advisors, LLC, the Fund’s sub-adviser (the “Sub-Adviser”), that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively, “energy products”) and that trade on the New York Stock Exchange (“NYSE”) or the NASDAQ Stock Market (“NASDAQ”).

The Fund’s investment strategy will be guided by the following policies:

●	The Fund will typically focus on “midstream” MLPs (discussed below).
●	In addition to investments in MLPs, the Fund may also write call and put options in an effort to generate additional current income and reduce volatility in the Fund’s portfolio.
●	The Fund may also use leverage, including margin borrowing, in an amount up to 33⅓% of its total assets, in compliance with the Investment Company Act of 1940 (the “1940 Act”).
●	The Fund expects to typically invest in a portfolio of between 25 to 50 MLPs; however, there is no limit on the number of MLPs in which the Fund may invest.
●	Under normal circumstances, the Fund will not invest more than 15% of its total assets in any one issuer.
●
The Fund may invest in MLP units, securities of companies holding primarily general partner or managing member interests in MLPs, securities that themselves own interests in MLPs (e.g., exchange traded funds (“ETFs”) and other investment companies that invest in MLPs).  The Fund may also invest for speculative purposes in options or futures contracts in connection with any of the foregoing types of securities.

●
The Fund may also invest in ETFs, other investment companies, options or futures contracts, or establish short positions in any of the foregoing, in an effort to hedge against market, interest rate or commodity risks in the Fund’s portfolio.

“Midstream MLPs” are MLPs that collect, gather, process, transport and store energy products, generally without taking ownership of the energy products.  Midstream MLPs may also operate ancillary businesses, including the marketing of energy products and logistical services related thereto, but are typically not engaged in the mining, production or distribution of energy products.

The Sub-Adviser expects that quarterly cash distributions will contribute a substantial portion of the Fund’s total investment returns, and that all or a portion of any such Fund distribution may be treated as a return of capital for tax purposes.

What is an MLP?

To qualify as a MLP and not to be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource-based activities such as the processing, transportation and storage of mineral or natural resources.  MLPs generally have two classes of owners, the general partner (that typically controls the operations and management of the MLP) and limited partners (that typically own common units in the MLP that have only limited voting rights).

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore you may lose money by investing in the Fund.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following risks:

Market Risk.  Market risk refers to the risk that the value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Sub-Adviser’s control, including the quality of the Fund’s investments, economic conditions, adverse investor sentiment, poor management decisions, lower demand for a company’s goods and services and general equity market conditions.  In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects.  Stocks tend to move in cycles, with periods when stock prices generally rise and periods when they generally decline.

Energy Industry Risks. The Fund invests primarily in energy infrastructure companies. Energy infrastructure companies are subject to risks specific to the industry they serve including, but not limited to: reduced volumes of natural gas or other energy commodities available for transporting, processing or storing; new construction risks and acquisition risk which can limit growth potential; a sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes; changes in the regulatory environment; extreme weather; rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and threats of attack by terrorists.

Concentration Risk. A fund concentrated in a single industry or sector, such as the energy infrastructure sector, is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes. Because the Fund focuses on investing in MLPs in the energy infrastructure sector, adverse events or economic changes that disproportionately affect the energy sector as a whole or parts thereof will have an adverse effect on the Fund.

Management Style.  The net asset value (“NAV”) of the Fund’s Shares changes daily based on the performance of the securities in which it invests.  Different types of securities tend to shift into and out of favor with stock market investors depending on market and economic conditions.   There is no guarantee that the Sub-Adviser’s judgments about the attractiveness or value of, or potential income from, particular investments will be correct or produce the desired results.  If the Sub-Adviser fails to accurately judge potential investments or if investments in MLPs go out of favor, the Fund’s share price may be adversely affected.

MLP Tax Risk. MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner in an MLP is allocated a share of the MLP’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower income.

Interest Rate Risk. As yield-based investments, MLPs carry interest rate risk and may underperform in rising interest rate environments.  Additionally, when investors have heightened fears about the economy, the risk spread between MLPs and competing investment options can widen, which may have an adverse effect on the stock price of MLPs.  Rising interest rates may increase the potential cost of MLPs financing projects or cost of operations, and may affect the demand for MLP investments, either of which may result in lower performance by or distributions from the Fund’s MLP investments.

MLP Risk. Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner and cash flow risks. MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Issuer Specific Changes. The value of an individual MLP or other  security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers.

Leverage.  Leverage is investment exposure which exceeds the initial amount invested.  When the Fund invests through a margin account or otherwise borrows money for investment purposes, or when the Fund invests in certain derivative instruments (e.g., futures contracts), the Fund may become leveraged. The loss on a leveraged investment may far exceed the Fund’s principal amount invested.  Leverage can magnify the Fund’s gains and losses and therefore increase its volatility.  The Fund cannot guarantee that the use of leverage will produce a high return on an investment.  The Fund will segregate liquid assets or otherwise cover transactions that may give rise to leverage risk to the extent required by law.  This requirement limits the amount of leverage the Fund may have at any one time, but it does not eliminate leverage risk.  The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so in order to satisfy its obligation or to meet segregation requirements.

Short Sales Risk.  The Fund may sell securities short to hedge against market or interest rate risks.  The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security.  In addition, the lender of the borrowed security may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and, as a result, the Fund may have to buy the securities sold short at an unfavorable time and for an unfavorable price.  If this occurs, the Fund’s investment may result in a loss.  The Fund’s losses are potentially unlimited in a short sale transaction.  The Fund will incur increased transaction costs associated with selling securities short.  When the Fund sells a stock short, it must maintain a segregated account with its custodian of cash or liquid securities equal to the current market value of the stock sold short, less any collateral deposited with the Fund’s broker (not including the proceeds from the short sale).  The Fund is also required to pay the broker any dividends and/or interest that accrue during the period that the short sale remains open.  To the extent the Fund holds high levels of cash or cash equivalents for collateral needs, such cash or cash equivalents are not expected to generate material interest income in an environment of low overall interest rates, which may have an adverse effect on the Fund’s performance.

Options.   The Fund may write call and put options on securities, ETFs or security indexes to seek income or may purchase or write put or call options for hedging purposes.  Although not required to do so, the Fund will typically write a call option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option.  The purchase and writing of options involves certain risks.  During the option period, a covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.  If the Sub-Adviser applies a hedge in a Fund’s portfolio at an inappropriate time or judges market movements incorrectly, options strategies may lower the Fund’s return.

Futures Contracts.  The successful use of futures contracts depends upon the Sub-Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations, including: imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; losses caused by unanticipated market movement, which are potentially unlimited; the Sub-Adviser’s inability to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors; the possibility that a counterparty will default in the performance of its obligations; the possibility that the Fund may have insufficient cash and have to sell securities from its portfolio to meet the daily variation margin requirements at a time when it may be disadvantageous to do so; the possibility that a failure to close a position may result in delivery of an illiquid commodity to the Fund or that rapid selling to avoid delivery may result in unfavorable execution prices; and possible inefficiencies that are created by the need to “roll contracts” (i.e., sell out of a contract that is nearing delivery or settlement in favor of a contract with a delivery or settlement date that is further into the future). If the Sub-Adviser applies a hedge in a Fund’s portfolio at an inappropriate time or judges market movements incorrectly, futures strategies may lower the Fund’s return.

Tax Status of the Fund. The Fund is taxed as a corporation for federal income tax purposes. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. As discussed below, the Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

Deferred Tax Liability. Cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s NAV. Increases in deferred tax liability will decrease NAV. Conversely, decreases in deferred liability will increase NAV. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, the Sub-Adviser will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund’s estimates regarding its deferred tax liability are made in good faith; however, the daily estimate of the Fund’s deferred tax liability used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations (currently 35%) and an assumed rate attributable to state taxes.

Returns of Capital Distributions From the Fund Reduce the Tax Basis of Shares. A portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Returns of capital distribution are not taxable income to you but reduce your tax basis in your Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Shares.  Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. You should not assume that the source of the distributions is from the net profits of the Fund.

Liquidity Risk. Although common units of MLPs trade on the NYSE and the NASDAQ, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Sub-Adviser believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to you.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Risk of Cash Transactions. Unlike many ETFs, the Fund expects to effect redemptions for cash, rather than in-kind. Because the Fund may effect redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees. These brokerage fees, which will be higher than if the Fund redeemed its Shares in-kind, will be passed on in the form of redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

Fluctuation of NAV; Unit Premiums and Discounts.  The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings.  The market prices of Shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of Shares on the NYSE Arca (the “Exchange”) or any other exchange on which Shares are traded.  It cannot be predicted whether Shares will trade below, at or above their NAV.  Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund trading individually or in the aggregate at any point in time.  The market prices of Shares may deviate significantly from the NAV of the Shares during periods of market volatility.  While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Fund’s NAV.  If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

Costs of Buying or Selling Shares.  Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by those brokers.  Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.  In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price).  This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread”.  The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity.  Further, increased market volatility may cause increased bid/ask spreads.  Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

ETFs and other Investment Companies. The Fund may invest in ETFs or other investment companies. Through its positions in ETFs and other investment companies, the Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETF or other investment company could decrease (or increase). Investments in ETFs and other investment companies are also subject to the following additional risks:

Market Value Risk.  The market value of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

Tracking Risk.  Index-based ETFs and other investment companies in which the Fund invests may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, index-based ETFs and other investment companies in which the Fund invests may incur expenses not incurred by their applicable indices. Certain securities comprising the indices may, from time to time, temporarily be unavailable, which may further impede an ETF’s or other investment company’s ability to track its applicable index or match its performance.

Investment Limitation.  Under the 1940 Act, the Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the Fund from allocating its investments in the manner the Sub-Adviser considers optimal, or cause the Sub-Adviser to select an investment other than that which the Sub-Adviser considers optimal.

Expenses.  To the extent the Fund invests in ETFs or other investment companies, your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment companies, because you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, Fund investments in ETFs or other investment companies could affect the timing, amount, and character of the Fund’s distributions and therefore may increase the amount of your tax liability.

Sampling Risk.  The index-based ETFs in which the Fund invests may utilize a representative sampling approach to track their respective underlying indices.  ETFs that utilize a representative sampling approach are subject to an increased risk of tracking error because the securities selected for the ETF in the aggregate may vary from the investment profile of the underlying index.  Additionally, if using a representative sampling approach, an ETF will typically hold a smaller number of securities than the underlying index, and as a result, an adverse development to an issuer of securities that the ETF holds could result in a greater decline in NAV than would be the case if the ETF held all of the securities in the underlying index.

Absence of Prior Active Market Risk.  Although the Shares in the Fund are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares of the Fund.  As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may ultimately liquidate.

New Adviser and Sub-Adviser Risk.  Although the executives and members of the advisory staff of Etfis Capital LLC, the Fund’s investment adviser (the “Adviser”), have extensive experience in managing investments for clients including corporations, non-taxable entities, investment companies and other business and private accounts, the Adviser has only recently been formed and registered as an investment adviser, which may limit the Adviser’s effectiveness.  Additionally, although the Sub-Adviser’s principal and the Fund’s sole portfolio manager, Jay D. Hatfield, has been a portfolio manager for private investment funds in the past, the Sub-Adviser is newly formed and recently registered as an investment adviser and has no prior investment management experience, which may limit the Sub-Adviser’s effectiveness.

PERFORMANCE INFORMATION

The Fund began operations in October 2014, and therefore does not have a performance history for a full calendar year.  Performance information for the Fund will be provided once it has annual returns for a full calendar year.  Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.  It may perform better or worse in the future.

MANAGEMENT OF THE FUND

Etfis Capital LLC is the Fund’s Adviser.  The Adviser has engaged Infrastructure Capital Advisors, LLC, the Fund’s Sub-Adviser, to manage the Fund’s investments, subject to the oversight and supervision of the Adviser and the Board of Trustees of ETFis Series Trust I.

Jay D. Hatfield, founder and chief executive officer of the Sub-Adviser, is the Fund’s portfolio manager and has served in such position since the inception of the Fund’s operations.

PURCHASE AND SALE OF FUND SHARES

Unlike conventional investment companies, the Fund issues and redeems Shares on a continuous basis, at NAV, only in blocks of 50,000 Shares or whole multiples thereof (“Creation Units”).  The Fund’s Creation Units may be issued and redeemed, principally in-kind for securities included in the Fund, only by certain large institutions, referred to as “Authorized Participants”, that enter into agreements with the Fund’s principal underwriter.  Retail investors may acquire Shares on the Exchange through a broker-dealer.  Shares of the Fund will trade on the Exchange at market price rather than NAV.  As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Redemptions of Creation Units are effected principally for cash.

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.  A portion of the Fund’s distributions is also expected to be treated as a return of capital for tax purposes.  Return of capital distributions are not taxable to you, but reduce your tax basis in your Shares.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser or the Sub-Adviser may pay the intermediary for the sale of Fund Shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGY AND RELATED RISKS
OVERVIEW

ETFis Series Trust I (the “Trust”) is an investment company consisting of separate investment portfolios, or “series”, that are exchange-traded funds (“ETFs”).  ETFs are funds whose shares are listed on a stock exchange and traded like equity securities at market prices.  ETFs, such as the Fund, allow you to buy or sell shares that represent the collective performance of a selected group of securities.  ETFs are designed to add the flexibility, ease and liquidity of stock-trading to the benefits of traditional fund investing.

This Prospectus provides the information you need to make an informed decision about investing in the InfraCap MLP ETF (the “Fund”).  It contains important facts about the Trust as a whole and the Fund in particular.  Whether the Fund is an appropriate investment for an investor will depend largely upon his or her financial resources and individual investment goals and objectives.  The Fund may not be appropriate for investors who engage in short-term trading and/or other speculative strategies and styles.

Etfis Capital LLC (the “Adviser”) is the investment adviser to the Fund, and Infrastructure Capital Advisors, LLC is the investment sub-adviser to the Fund (the “Sub-Adviser”).

INVESTMENT OBJECTIVE

The InfraCap MLP ETF (Ticker: AMZA) (the “Fund”) seeks total return primarily through investments in equity securities of publicly-traded master limited partnerships and limited liability companies taxed as partnerships (“MLPs”).

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund will invest not less than 80% of its total assets in equity securities of MLPs in the energy infrastructure sector.

To this end, the Fund will focus on investing in MLPs selected by the Sub-Adviser that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively, “energy products”) and that trade on the New York Stock Exchange (“NYSE”) or the NASDAQ Stock Market (“NASDAQ”).

The Fund will typically focus on “midstream” MLPs, which are MLPs that collect, gather, process, transport and store natural resources and their byproducts (primarily crude oil, natural gas and refined petroleum products), generally without taking ownership of the energy products.  Midstream MLPs may also operate ancillary businesses, including the marketing of energy products and logistical services related thereto, but are typically not engaged in the mining, production or distribution of energy products.

The Sub-Adviser’s investment decisions are based on a variety of quantitative, qualitative and relative valuation factors.  The Sub-Adviser will typically evaluate potential investments with respect to certain key variables that the Sub-Adviser believes make a business successful over time, including, without limitation, a company’s competitive position, its perceived ability to earn a high return on capital, the historical and projected stability and reliability of its profits, its anticipated ability to generate cash in excess of its growth needs and its access to additional capital.  The Sub-Adviser also expects to utilize its personnel’s experience in evaluating energy infrastructure investments and long-term relationships with energy industry participants to help it identify investment opportunities.

The Fund expects to typically invest in a portfolio of between 25 to 50 MLPs; however, there is no limit on the number of MLPs in which the Fund may invest.  Under normal circumstances, the Fund will not invest more than 15% of its total assets in any one issuer.

The Fund may invest in MLP units, securities of companies holding primarily general partner or managing member interests in MLPs, securities that themselves own interests in MLPs (e.g., exchange traded funds (“ETFs”) and other investment companies that invest in MLPs).  The Fund may also invest for speculative purposes in options or futures contracts in connection with any of the foregoing types of securities.  In addition to investments in MLPs, the Fund may also write call and put options in an effort to generate additional current income and reduce volatility in the Fund’s portfolio. The Fund may also use leverage, including margin borrowing, in an amount up to 33⅓% of its total assets, in compliance with the Investment Company Act of 1940 (the “1940 Act”).  The Fund may also invest in ETFs, other investment companies, options or futures contracts, or establish short positions in any of the foregoing, in an effort to hedge against market, interest rate or commodity risks in the Fund’s portfolio.

The Sub-Adviser expects that quarterly cash distributions will contribute a substantial portion of the Fund’s total investment returns.

What is an MLP?

To qualify as a MLP and not to be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource-based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner generally controls the operations and management of the MLP, and typically holds a general partner interest (generally up to 2% of the equity interests in the MLP) plus, in many cases, ownership of common units and subordinated units. Limited partners typically own common units in the MLP that have only limited voting rights.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is often eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

PRINCIPAL RISKS OF THE FUND

An investment in the Fund is subject to investment risks; therefore you may lose money by investing in the Fund.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following risks:

Market Risk.  Market risk refers to the risk that the value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Sub-Adviser’s control, including the quality of the Fund’s investments, economic conditions, adverse investor sentiment, poor management decisions, lower demand for a company’s goods and services and general equity market conditions.  In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects.  Stocks tend to move in cycles, with periods when stock prices generally rise and periods when they generally decline.

Energy Industry Risks. The Fund invests primarily in energy infrastructure companies. Energy infrastructure companies are subject to risks specific to the industry they serve including, but not limited to: reduced volumes of natural gas or other energy commodities available for transporting, processing or storing; new construction risks and acquisition risk which can limit growth potential; a sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes; changes in the regulatory environment; extreme weather; rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and threats of attack by terrorists.

Concentration Risk. A fund concentrated in a single industry or sector, such as the energy infrastructure sector, is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes. Because the Fund focuses on investing in MLPs in the energy infrastructure sector, adverse events or economic changes that disproportionately affect the energy sector as a whole or parts thereof will have an adverse effect on the Fund.

Management Style.  The net asset value (“NAV”) of the Fund’s Shares changes daily based on the performance of the securities in which it invests.  Different types of securities tend to shift into and out of favor with stock market investors depending on market and economic conditions.   There is no guarantee that the Sub-Adviser’s judgments about the attractiveness or value of, or potential income from, particular investments will be correct or produce the desired results.  If the Sub-Adviser fails to accurately judge potential investments or if investments in MLPs go out of favor, the Fund’s share price may be adversely affected.

MLP Tax Risk. MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner in an MLP is allocated a share of the MLP’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower income.

Interest Rate Risk. As yield-based investments, MLPs carry interest rate risk and may underperform in rising interest rate environments.  Additionally, when investors have heightened fears about the economy, the risk spread between MLPs and competing investment options can widen, which may have an adverse effect on the stock price of MLPs.  Rising interest rates may increase the potential cost of MLPs financing projects or cost of operations, and may affect the demand for MLP investments, either of which may result in lower performance by or distributions from the Fund’s MLP investments.

MLP Risk. Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner and cash flow risks. MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Issuer Specific Changes. The value of an individual MLP or other security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers.

Leverage.  Leverage is investment exposure which exceeds the initial amount invested.  When the Fund invests through a margin account or otherwise borrows money for investment purposes, or when the Fund invests in certain derivative instruments (e.g., futures contracts), the Fund may become leveraged. The loss on a leveraged investment may far exceed the Fund’s principal amount invested.  Leverage can magnify the Fund’s gains and losses and therefore increase its volatility.  The Fund cannot guarantee that the use of leverage will produce a high return on an investment.  The Fund will segregate liquid assets or otherwise cover transactions that may give rise to leverage risk to the extent required by law.  This requirement limits the amount of leverage the Fund may have at any one time, but it does not eliminate leverage risk.  The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so in order to satisfy its obligation or to meet segregation requirements.

Short Sales Risk.  The Fund may sell securities short to hedge against market or interest rate risks.  The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security.  In addition, the lender of the borrowed security may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and, as a result, the Fund may have to buy the securities sold short at an unfavorable time and for an unfavorable price.  If this occurs, the Fund’s investment may result in a loss.  The Fund’s losses are potentially unlimited in a short sale transaction.  The Fund will incur increased transaction costs associated with selling securities short.  When the Fund sells a stock short, it must maintain a segregated account with its custodian of cash or liquid securities equal to the current market value of the stock sold short, less any collateral deposited with the Fund’s broker (not including the proceeds from the short sale).  The Fund is also required to pay the broker any dividends and/or interest that accrue during the period that the short sale remains open.  To the extent the Fund holds high levels of cash or cash equivalents for collateral needs, such cash or cash equivalents are not expected to generate material interest income in an environment of low overall interest rates, which may have an adverse effect on the Fund’s performance.

Options.   The Fund may write call and put options on securities, ETFs or security indexes to seek income or may purchase or write put or call options for hedging purposes.  Although not required to do so, the Fund will typically write a call option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option.  The purchase and writing of options involves certain risks.  During the option period, a covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.  If the Sub-Adviser applies a hedge in a Fund’s portfolio at an inappropriate time or judges market movements incorrectly, options strategies may lower the Fund’s return.

Futures Contracts.  The successful use of futures contracts depends upon the Sub-Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations, including: imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; losses caused by unanticipated market movement, which are potentially unlimited; the Sub-Adviser’s inability to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors; the possibility that a counterparty will default in the performance of its obligations; the possibility that the Fund may have insufficient cash and have to sell securities from its portfolio to meet the daily variation margin requirements at a time when it may be disadvantageous to do so; the possibility that a failure to close a position may result in delivery of an illiquid commodity to the Fund or that rapid selling to avoid delivery may result in unfavorable execution prices; and possible inefficiencies that are created by the need to “roll contracts” (i.e., sell out of a contract that is nearing delivery or settlement in favor of a contract with a delivery or settlement date that is further into the future). If the Sub-Adviser applies a hedge in a Fund’s portfolio at an inappropriate time or judges market movements incorrectly, futures strategies may lower the Fund’s return.

Tax Status of the Fund. The Fund is taxed as a regular corporation for federal income tax purposes. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. As discussed below, the Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

Deferred Tax Liability. Cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s NAV. Increases in deferred tax liability will decrease NAV. Conversely, decreases in deferred liability will increase NAV. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, the Sub-Adviser will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund’s estimates regarding its deferred tax liability are made in good faith; however, the daily estimate of the Fund’s deferred tax liability used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations (currently 35%) and an assumed rate attributable to state taxes.

Returns of Capital Distributions From the Fund Reduce the Tax Basis of Shares. A portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Returns of capital distribution are not taxable income to you but reduce your tax basis in your Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Shares.  Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. You should not assume that the source of the distributions is from the net profits of the Fund.

Liquidity Risk. Although common units of MLPs trade on the NYSE and the NASDAQ, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Sub-Adviser believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to you.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Risk of Cash Transactions. Unlike many ETFs, the Fund expects to effect redemptions for cash, rather than in-kind. Because the Fund may effect redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees. These brokerage fees, which will be higher than if the Fund redeemed its Shares in-kind, will be passed on in the form of redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

Fluctuation of NAV; Unit Premiums and Discounts.  The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings.  The market prices of Shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of Shares on the NYSE Arca (the “Exchange”) or any other exchange on which Shares are traded.  It cannot be predicted whether Shares will trade below, at or above their NAV.  Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund trading individually or in the aggregate at any point in time.  The market prices of Shares may deviate significantly from the NAV of the Shares during periods of market volatility.  While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Fund’s NAV.  If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

Costs of Buying or Selling Shares.  Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by those brokers.  Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.  In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price).  This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread”.  The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity.  Further, increased market volatility may cause increased bid/ask spreads.  Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

ETFs and other Investment Companies. The Fund may invest in ETFs or other investment companies. Through its positions in ETFs and other investment companies, the Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETF or other investment company could decrease (or increase). Investments in ETFs and other investment companies are also subject to the following additional risks:

Market Value Risk.  The market value of an ETF’s shares may differ from its net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

Tracking Risk.  Index-based ETFs and other investment companies in which the Fund invests may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, index-based ETFs and other investment companies in which the Fund invests may incur expenses not incurred by their applicable indices. Certain securities comprising the indices may, from time to time, temporarily be unavailable, which may further impede an ETF’s or other investment company’s ability to track its applicable index or match its performance.

Investment Limitation.  Under the 1940 Act, the Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission (the “SEC”) that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the Fund from allocating its investments in the manner the Adviser considers optimal, or cause the Adviser to select an investment other than that which the Adviser considers optimal.

Expenses.  To the extent the Fund invests in ETFs or other investment companies, your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment companies, because you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, Fund investments in ETFs or other investment companies could affect the timing, amount, and character of the Fund’s distributions and therefore may increase the amount of your tax liability.

Sampling Risk.  The index-based ETFs in which the Fund invests may utilize a representative sampling approach to track their respective underlying indices.  ETFs that utilize a representative sampling approach are subject to an increased risk of tracking error because the securities selected for the ETF in the aggregate may vary from the investment profile of the underlying index.  Additionally, if using a representative sampling approach, an ETF will typically hold a smaller number of securities than the underlying index, and as a result, an adverse development to an issuer of securities that the ETF holds could result in a greater decline in NAV than would be the case if the ETF held all of the securities in the underlying index.

Absence of Prior Active Market Risk.  Although the Shares in the Fund are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares of the Fund.  As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may ultimately liquidate.

New Adviser and Sub-Adviser Risk.  Although the executives and members of the advisory staff of the Adviser have extensive experience in managing investments for clients including corporations, non-taxable entities, investment companies and other business and private accounts, the Adviser has only recently been formed and registered as an investment adviser, which may limit the Adviser’s effectiveness.  Additionally, although the Sub-Adviser’s principal and the Fund’s sole portfolio manager, Jay D. Hatfield, has been a portfolio manager for private investment funds in the past, the Sub-Adviser is newly formed and recently registered as an investment adviser and has no prior investment management experience, which may limit the Sub-Adviser’s effectiveness.

ADDITIONAL INFORMATION REGARDING THE FUND’S INVESTMENT STRATEGY AND RISKS

The investment objective of the Fund may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval upon 60 days’ notice to the shareholders.  Certain fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (the “SAI”) under “Investment Restrictions”.

While the Fund’s primary focus is investment in MLPs, the Fund has flexibility to invest in other types of securities, including, without limitation, equity securities of large, medium and small capitalization companies, ETFs and other investment companies, when the Sub-Adviser believes they offer more attractive opportunities or to meet liquidity, redemption or short-term investing needs.  Additionally, the Sub-Adviser may purchase securities or establish other long or short positions in an attempt to hedge against conditions or risks in addition to those discussed above.

Risks Related to Investments in Exchange Traded Funds

Risks Related to “Fund of Funds” Structure.  The Fund may invest in any type of ETF, including index-based ETFs, sector-based ETFs, fixed-income ETFs and actively managed ETFs.  The Fund may hold ETFs with portfolios comprised of domestic or foreign stocks or bonds or any combination thereof.  Through its positions in ETFs, the Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETF could decrease (or increase).  In addition, certain ETFs may hold common portfolio positions, thereby reducing any diversification benefits.

Under the 1940 Act, the Fund may not acquire Shares of an ETF or other investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission (the “SEC”) that is applicable to the Fund, and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order.  Accordingly, the 3% limitation may prevent the Fund from allocating its investments in the manner the Sub-Adviser considers optimal, or cause the Sub-Adviser to select an investment other than that which the Sub-Adviser considers optimal.

Your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment companies in the Fund’s portfolio.  By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.  Furthermore, investments in ETFs and other investment companies could affect the timing, amount and character of the Fund’s distributions and therefore may increase the amount of your tax liability.

Risks Related to ETF NAV and Market Price.  The market value of an ETF’s shares may differ from its NAV.  This difference in price may be due to the fact that the supply and demand in the market for the ETF’s shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities.  Accordingly, there may be times when an ETF trades at a premium (creating the risk that the investor pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the value of an investor’s portfolio is reduced for undervalued ETFs it holds, and that the investor receives less than NAV when selling an ETF).

Tracking Risk.  Investment in the Fund should be made with the understanding that the index-based ETFs in which the Fund may invest may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the index-based ETFs in which the Fund may invest may incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by index-based ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices or match their performance.

Sampling Risk.  The index-based ETFs in which the Fund may invest may utilize a representative sampling approach to track their respective underlying indices.  Index-based ETFs that utilize a representative sampling approach are subject to an increased risk of tracking error because the securities selected for the ETF in the aggregate may vary from the investment profile of the underlying index.  Additionally, if using a representative sampling approach, an index-based ETF will typically hold a smaller number of securities than the underlying index, and as a result, an adverse development to an issuer of securities that the ETF holds could result in a greater decline in NAV than would be the case if the ETF held all of the securities in the underlying index.

Redeeming Risk.  Shares in the Fund may be redeemed only in Creation Units.  Shares may not be redeemed in fractional Creation Units.  Only certain large institutions that enter into agreements with the Distributor are authorized to transact in Creation Units with the Fund.  These entities are referred to as “Authorized Participants”.  All other persons or entities transacting in Shares must do so in the secondary market.

Early Closing Risk.  An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell Shares of the Fund on that day.

Liquidity Risk.  Trading in Shares of the Fund may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable.  In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules.  There can be no assurance that the requirements necessary to maintain the listing of the Fund’s Shares will continue to be met or will remain unchanged.

Certain Investments.  To the extent that the Fund makes investments regulated by the Commodities Futures Trading Commission (CFTC), it will do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Fund would not subject to registration or regulation as a commodity pool operator under the CEA to the extent that it complies with the requirements of the rule.

Temporary Defensive Positions.  In certain adverse market, economic, political or other conditions, the Fund may temporarily depart from its normal investment policies and strategy, provided that the alternative is consistent with the Fund’s investment objective and is in the best interest of the Fund.  At such times, the Fund may hold little or no short positions or the Fund may invest in cash or cash equivalents, such as money market instruments, and to the extent permitted by applicable law and the Fund’s investment restrictions, shares of other investment companies.  Under such circumstances, the Fund may invest up to 100% of its assets in these investments and may do so for extended periods of time.  To the extent that the Fund invests in money market instruments or other investment companies, shareholders of the Fund would indirectly pay both the Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies.  Under normal circumstances, however, the Fund may also hold money market instruments and/or shares of other investment companies for various reasons including to provide for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions and to provide for the Fund’s operating expenses.  When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Disclosure of Portfolio Holdings.  The Fund’s portfolio holdings will be disclosed on the Trust’s website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

The Fund’s investment adviser is Etfis Capital LLC, 6 E. 39th Street, Suite 1003, New York, NY 10016.  The Adviser serves in that capacity pursuant to an investment advisory agreement with the Trust on behalf of the Fund.  Subject to the authority of the Board, the Adviser provides guidance, oversight and supervision of the Sub-Adviser’s daily management of the Fund’s assets.

The Adviser was organized as a Delaware limited liability company in August 2013.  The Adviser has served as the investment adviser of the Fund since the inception of the Fund’s operations.  The Adviser also serves as investment adviser to the other series of the Trust.

Adviser Compensation.  The Adviser is entitled to receive a fee, payable monthly, at the annual rate of 0.075% of the Fund’s average daily net assets.  For the fiscal period October 1, 2014 to October 31, 2014, the Fund paid the Adviser fees equal to the annual rate of 0.075% of the Fund’s average annual net assets.
The Adviser has engaged the Sub-Adviser to manage the Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight and supervision of the Adviser and the Board.
INVESTMENT SUB-ADVISER

The Fund’s sub-adviser is Infrastructure Capital Advisors, LLC, 1325 Avenue of the Americas, 28th Floor, New York, New York, 10019.  The Sub-Adviser serves in that capacity pursuant to a sub-advisory contract (the “Sub-Advisory Agreement”) with the Adviser and the Trust on behalf of the Fund as approved by the Board.  The Sub-Adviser makes day-to-day investment decisions for the Fund and selects broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Board.

The Sub-Adviser was organized as a New York limited liability company in January 2012.  The Sub-Adviser has served as the sub-adviser of the Fund since the inception of the Fund’s operations.  The Sub-Adviser is controlled by Jay D. Hatfield, its founder and president.  Mr. Hatfield has been managing investments for clients, including private investment funds, since 2001.

In addition to providing investment advisory services to the Fund, under the Sub-Advisory Agreement, the Sub-Adviser provides certain operational services for the Fund including, without limitation, the following: (i) assisting with (a) non-advisory operations of the Fund; (b) the preparation of all required tax returns, (c) the preparation and submission of reports to existing shareholders, (d) the periodic updating of prospectuses and statements of additional information and (e) the preparation of reports to be filed with the SEC and other regulatory authorities; and (ii) maintaining certain of the Fund’s records.

Sub-Adviser Compensation.  As full compensation for its services to the Fund, the Sub-Adviser receives monthly compensation from the Fund at the annual rate of  0.875% of the Fund’s average daily net assets.   In consideration of the fees paid with respect to the Fund, the Sub-Adviser has agreed to pay all expenses of the Fund, except the Sub-Adviser’s fee, brokerage expenses, taxes, interest, litigation expenses, payments under any 12b-1 plan adopted by the Fund, and other non-routine or extraordinary expenses of the Fund.  For the fiscal period October 1, 2014 to October 31, 2014, the Fund paid the Sub-Adviser fees under its “unified fee” structure equal to 0.875% of the Fund’s average daily net assets.

PORTFOLIO MANAGER

Jay D. Hatfield, founder and president of the Sub-Adviser, has served as portfolio manager for the Fund since the inception of the Fund’s operations.  The portfolio manager is primarily responsible for the day-to-day management of the Fund.

Mr. Hatfield is the Chief Executive Officer of Infrastructure Capital Management, LLC (“ICM”), a private investment company and parent of the Sub-Adviser, which he founded in 2008.  Mr. Hatfield also is a co-founder of, and holds a significant interest in the general partner of, NGL Energy Partners, LP, an NYSE-listed master limited partnership (Symbol: NGL).

Prior to founding ICM, Mr. Hatfield was a portfolio manager with SAC Capital Advisors, where he managed a $500 million infrastructure fund focused on investing in credit instruments and infrastructure-related equities.  Before joining SAC, Mr. Hatfield was a Managing Director and Head of Fixed Income Research at Zimmer Lucas Partners, where he was responsible for directing research for credit funds with over $300 million of assets, including infrastructure related equities in the energy and utility sectors.  Mr. Hatfield began his investment banking career at Morgan Stanley & Co. Inc., where he spent over 10 years as an investment banker advising clients in the utility, power and energy industries.  Mr. Hatfield began his career as an auditor and consultant at Arthur Young & Co. (now Ernst & Young), where he was a Certified Public Accountant and consultant, auditing and providing consulting services to companies in the technology, biotechnology and retailing industries.

Mr. Hatfield has a Master of Business Administration degree from the Wharton School, University of Pennsylvania, where he specialized in Finance and graduated with distinction and as a member of the Beta Gamma Sigma honor society.  Mr. Hatfield also has a Bachelor of Science degree in Managerial Economics from the University of California, Davis.

Additional Information.  Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of Shares of the Fund is available in the SAI.

Disclosure Regarding Advisory Agreement Approval.  A discussion regarding the basis for the Board’s most recent approval of the investment advisory agreements and investment sub-advisory agreements for the Fund will be available in the Fund’s first semi-annual report.  You may obtain a copy of the Fund’s annual and semi-annual reports, without charge, upon request to the Fund.

BOARD OF TRUSTEES

The Fund is a series of the Trust, an open-end management investment company organized as a Delaware statutory trust on September 20, 2012.  The Board supervises the operations of the Fund according to applicable state and federal law, and is responsible for the overall management of the Fund’s business affairs.

FUND ADMINISTRATOR, CUSTODIAN, ACCOUNTANT AND TRANSFER AGENT

The Bank of New York Mellon (“BNY Mellon”), located at One Wall Street, New York, New York 10286, serves as the Fund’s Administrator, Accountant, Custodian and Transfer Agent.

Under the Fund Administration and Accounting Agreement (the “Administration Agreement”), BNY Mellon serves as administrator for the Fund.  Under the Administration Agreement, BNY Mellon provides necessary administrative, legal, tax, accounting services and financial reporting for the maintenance and operations of the Trust.  In addition, BNY Mellon makes available the office space, equipment, personnel and facilities required to provide such services.

BNY Mellon supervises the overall administration of the Trust, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund.  BNY Mellon provides persons satisfactory to the Board to serve as officers of the Trust.

BNY Mellon is the principal operating subsidiary of The Bank of New York Mellon Corporation.

DISTRIBUTOR

ETF Distributors LLC, 317 Madison Avenue, Suite 920, New York, NY 10017 serves as the Distributor of Creation Units for the Fund on an agency basis.  The Distributor does not maintain a secondary market in Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP serves as the independent registered public accounting firm for the Trust and the Fund.

LEGAL COUNSEL

Kilpatrick Townsend & Stockton LLP, 1001 W. Fourth Street, Winston-Salem, NC, 27101, serves as counsel to the Trust.

EXPENSES OF THE FUND

The Fund pays all expenses not assumed by the Sub-Adviser.  General Trust expenses that are allocated among and charged to the assets of the Fund are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of the Fund or the nature of the services performed and relative applicability to the Fund.

INVESTING IN THE FUND

DISTRIBUTION AND SERVICE PLAN

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act.  In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services.  No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees.  However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the respective Fund’s assets, and over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund.  The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

DETERMINATION OF NET ASSET VALUE

The NAV of the Shares for the Fund is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of Shares outstanding.  Interest and investment income on the Trust’s assets accrue daily and are included in the Fund’s total assets.  Expenses and fees (including investment advisory, management, administration and distribution fees, if any) accrue daily and are included in the Fund’s total liabilities.  The NAV that is published is rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV is calculated to five decimal places.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures approved by, and under the direction of, the Board.  In determining the value of the Fund’s assets, portfolio securities are generally valued at market using quotations from the primary market in which they are traded.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  The Fund normally uses third party pricing services to obtain market quotations.

Securities and assets for which market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued by the Trust’s Fair Value Pricing Committee at fair value as determined in good faith under policies approved by the Board.  Fair value pricing may be used, for example, in situations where (i) portfolio securities, such as securities with small capitalizations, are so thinly traded that there have been no transactions for that security over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to change the value of the portfolio security prior to the Fund’s NAV calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation.  Pursuant to policies adopted by the Board, the Adviser consults with BNY Mellon on a regular basis regarding the need for fair value pricing.  The Sub-Adviser is responsible for notifying the Adviser and the Board (or a committee thereof) when it believes that fair value pricing is required for a particular security.  The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s NAV that fairly reflects portfolio security values as of the time of pricing.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold.  If the fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, you may receive more or less proceeds or Shares from redemptions or purchases of Fund Shares, respectively, than you would have otherwise received if the portfolio security were priced using the Fund’s normal pricing procedures and the prices used to determine the Fund’s Indicative Intra-Day Value (“IIV”), which could result in the market prices for Shares deviating from NAV.  The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures.  The Board monitors and evaluates the Fund’s use of fair value pricing, and periodically reviews the results of any fair valuation under the Trust’s policies.

Foreign securities not denominated in U.S. dollars are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.  If securities in which the Fund invests are listed primarily on foreign exchanges that trade on weekends or other days when the Fund does not price its Shares, the NAV of the Fund’s Shares may change on days when you will not be able to purchase or redeem Shares.  Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. Eastern time.

To the extent the assets of the Fund are invested in other open-end investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

The NAV is determined as of the close of regular trading on the Exchange, normally 4:00 p.m. Eastern time, on each day that the Exchange is open for business.  Currently, the Exchange is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

INDICATIVE INTRA-DAY VALUE

The approximate value of the Fund’s investments on a per-Share basis, the Indicative Intra-Day Value, or IIV, is disseminated by the Exchange every 15 seconds during hours of trading on the Exchange The IIV should not be viewed as a “real-time” update of NAV because the IIV may not be calculated in the same manner as NAV, which is computed once per day.

The Exchange calculates the IIV for the Fund during hours of trading on the Exchange by dividing the “Estimated Fund Value” as of the time of the calculation by the total number of outstanding Shares of that Fund.  “Estimated Fund Value” is the sum of the estimated amount of cash held in the Fund’s portfolio, the estimated amount of accrued interest owed to the Fund and the estimated value of the securities held in the Fund’s portfolio, minus the estimated amount of the Fund’s liabilities.  The IIV will be calculated based on the same portfolio holdings disclosed on the Fund’s website.

Although the Trust provides information used to calculate the IIV, the Trust is not involved in the actual calculation of the IIV and is not responsible for the calculation or dissemination of the IIV.  The Trust makes no warranty as to the accuracy of the IIV.

PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of Shares have tracked the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year will be available without charge on the Fund’s website at www.infracapmlp.com.

FREQUENT TRADING

The Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Fund Shares by Fund shareholders (“market timing”).  In determining not to adopt market timing policies and procedures, the Board noted that, unlike traditional mutual funds, the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and that the vast majority of trading in the Fund’s Shares occurs on the secondary market.  Because secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains.  With respect to trades directly with the Fund, to the extent effected in-kind (namely, for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades.  To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs (and the Fund may impose higher transaction fees to offset these increased costs), which could negatively impact the Fund’s ability to achieve its investment objective.  However, the Board noted that direct trading on a short-term basis by Authorized Participants is critical to ensuring that the Fund’s Shares trade at or close to NAV.  The Fund also imposes transaction fees on purchases and redemptions of Creation Units that are designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of Creation Units.  Given this structure, the Board determined that it is not necessary to adopt market timing policies and procedures.  The Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive or excessive trading in Creation Units.

The Board has instructed the officers of the Trust to review reports of purchases and redemptions of Creation Units on a regular basis to determine if there is any unusual trading in the Fund’s Shares.  The officers of the Trust will report to the Board any such unusual trading in Creation Units that is disruptive to the Fund.  In such event, the Board may reconsider its decision not to adopt market timing policies and procedures.

DISTRIBUTIONS
The Fund expects to distribute substantially all of its net investment income to its shareholders quarterly and its net realized capital gains at least annually.  As a Fund shareholder, you are entitled to your share of the Fund’s distributions of net investment income and net realized capital gains on its investments.  The Fund pays out substantially all of its net earnings to its shareholders as “distributions”.
The Fund typically earns income dividends from stocks and interest from debt securities.  These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income.  The Fund realizes capital gains or losses whenever it sells securities.  Net capital gains are distributed to shareholders as “capital gain distributions”.

Net investment income and net capital gains are typically distributed to shareholders at least annually.  Dividends may be declared and paid more frequently to comply with the distribution requirements of the Code.  In addition, the Fund may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period, in which case some portion of each distribution may result in a return of capital.  You will be notified regarding the portion of the distribution that represents a return of capital.
The Fund’s target will be to pay dividends and make other distributions equal to or greater than 8% (annualized) per year of the Fund’s average net assets; however, there is no assurance that the Fund will be able to do so.  The Adviser has delegated to the Sub-Adviser the authority to change the targeted distribution level at any time, without prior notice to shareholders. The amount of actual dividends paid and other distributions made on Shares may vary over time, depending on market conditions, the composition of the Fund’s portfolio, the Fund’s ability to generate income from its investment holdings, sales of options, other trading activity and Fund expenses. The Fund cannot guarantee that it will pay any dividends or make other distributions.
Distributions in cash may be reinvested automatically in additional Shares of the Fund only if the broker through which you purchased Shares makes such option available.

FEDERAL INCOME TAXES

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Shares of the Fund.  The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.  In addition, this summary assumes that the Fund shareholder holds Shares as capital assets within the meaning of the Code and does not hold Shares in connection with a trade or business.  This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Shares of the Fund, to Fund shareholders holding Shares through a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules.  Prospective Fund shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in Fund Shares.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below.  The IRS could adopt positions contrary to those discussed below, and such positions could be sustained.  Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership or disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.
TAX TREATMENT OF THE FUND
The Fund is taxed as a regular corporation for federal income tax purposes and as such is obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. This treatment differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes.  Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets.  As a result, the Fund will be obligated to pay federal and state taxes on its taxable income as opposed to most other investment companies which are not so obligated.
As discussed below, the Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability.  However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests, and such taxes will reduce your return from an investment in the Fund.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes.  As a partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income in computing its taxable income, regardless of the extent (if any) to which the MLPs make distributions. Based upon the Adviser’s review of the historic results of the types of MLPs in which the Fund invests, the Adviser expects that the cashflow received by the Fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund’s adjusted tax basis in each MLP as described in the following paragraph).  A variety of factors could contribute to this result, including significant non-cash deductions, such as accelerated depreciation. There is no assurance that the Adviser’s expectation regarding the tax character of MLP distributions will be realized.  If this expectation is not realized, the Fund might bear a greater tax burden and have less cash available to distribute to you or to pay towards Fund expenses.
The Fund will also be subject to U.S. federal income tax at the regular graduated corporate tax rates on any gain recognized by the Fund on any sale of equity securities of an MLP.  Cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income will reduce the Fund’s adjusted tax basis in the equity securities of the MLP.  These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Fund on a subsequent sale of the securities.
The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes.  The Fund expects to rely to some extent on information provided by MLPs, which may not necessarily be timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV.  From time to time, the Adviser will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available.  The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations (currently 35%) and an assumed rate attributable to state taxes.
TAX TREATMENT OF FUND U.S. SHAREHOLDERS
Receipt of Distributions
Distributions made to you by the Fund (other than distributions in redemption of Shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of your allocable share of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes.  Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments.  As explained above, based upon the historic performance of the types of MLPs in which the Fund intends to invest, the Adviser anticipates that the distributed cash from the MLPs generally will exceed the Fund’s Share of the MLPs’ taxable income.  Consequently, the Adviser anticipates that only a portion of the Fund’s distributions will be treated as dividend income to you.  To the extent that distributions to you exceed your allocable share of the Fund’s current and accumulated earnings and profits, your tax basis in the Fund’s Shares with respect to which the distribution is made will be reduced, which will increase the amount of any taxable gain (or decrease the amount of any tax loss) realized upon a subsequent sale or redemption of such Shares.  To the extent you hold such Shares as a capital asset and have no further basis in the Shares to offset the distribution, you will report the excess as capital gain.
Distributions treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but may be treated as “qualified dividend income.”  Under current federal income tax law, qualified dividend income received by individuals and other non-corporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of either 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.  For a dividend to constitute qualified dividend income, the shareholder generally must hold the Shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the shareholder engages in certain risk reduction transactions with respect to the Shares.

Dividends paid by the Fund are expected to be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code. However, corporate shareholders should be aware that certain limitations apply to the availability of the dividends received deduction, including rules which limit the deduction in cases where (i) certain holding period requirements are not met, (ii) the corporate shareholder is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (iii) the corporate shareholder’s investment in Shares of the Fund is financed with indebtedness. Corporate shareholders should consult their own tax advisors regarding the application of these limitations to their particular situations.
Redemptions and Sales of Shares
A redemption of Shares will be treated as a sale or exchange of such Shares, provided the redemption either is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder’s entire interest in the Fund or is in partial liquidation of the Fund.  Redemptions that do not qualify for sale or exchange treatment will be treated as described in “Receipt of Distributions” above.
Upon a redemption treated as a sale or exchange under the foregoing rules, or upon a sale of your Shares to a third party, you generally will recognize capital gain or loss equal to the difference between the cost of your Shares and the amount you receive when you sell them.  An exchange of Shares of the Fund for shares of another fund will be treated as a taxable sale of the Fund’s Shares with an amount realized equal to the fair market value of the shares received in the exchange.  Any such capital gain or loss will be a long-term capital gain or loss if you held the Shares for more than one year at the time of disposition.  Long-term capital gains of certain non-corporate common shareholders (including individuals) are generally subject to U.S. federal income taxation at a maximum rate of either 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts. The deductibility of capital losses is subject to limitations under the Code.
Shareholders That Are Corporations
Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates.  Corporate shareholders may be entitled to a dividends received deduction on dividends paid by the Fund.
Shareholders That Are Tax-Exempt Organizations
Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income (“UBTI”).  Because the Fund is a corporation for federal income tax purposes, an owner of any of the Fund’s Shares will not report on its federal income tax return any items of income, gain, loss and deduction that are allocated to the Fund from the MLPs in which the Fund invests.  Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed.  Therefore, a tax-exempt investor will not have UBTI attributable to its ownership, sale or redemption of the Fund’s Shares unless its ownership is debt-financed. In general, Shares are considered to be debt-financed if the tax-exempt owner of the Shares incurred debt to acquire the Shares or otherwise incurred a debt that would not have been incurred if the Shares had not been acquired.
Shareholders That Are Regulated Investment Companies
Similarly, the income and gain realized from an investment in the Fund’s Shares by an investor that is a regulated investment company will constitute qualifying income for the regulated investment company.  Furthermore, the Fund’s Shares will generally constitute “qualifying assets” to regulated investment companies, which generally must own at least 50% in qualifying assets at the end of each quarter, provided that the amount of the Fund’s Shares owned by the regulated investment company does not constitute more than 5% of the value of the total assets held by the regulated investment company or more than 10% of the Fund’s outstanding voting securities.
Application of Medicare Tax
An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such persons’ “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of the Fund Shares are treated appropriately on their income tax returns.
TAX TREATMENT OF FUND FOREIGN SHAREHOLDERS
Receipt of Distributions
Distributions by the Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles).  Dividends paid by the Fund to a foreign shareholder generally will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty.  If an income tax treaty applies to a foreign shareholder, the foreign shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax.
If the amount of a distribution exceeds a foreign shareholder’s allocable share of the Fund’s current and accumulated earnings and profits, such excess will be treated for U.S. federal income tax purposes as a tax-free return of capital to the extent of the foreign shareholder’s tax basis in the Fund’s Shares.  To the extent that any distribution received by a foreign shareholder exceeds the sum of (i) such foreign shareholder’s allocable share of the Fund’s current and accumulated earnings and profits and (ii) such foreign shareholder’s tax basis in the Fund’s Shares, such excess will be treated as gain from the sale of the Shares and will be taxed as described in “Redemptions and Sales of Shares” below.
Redemptions and Sales of Shares
A redemption of Shares will be treated as a sale or exchange of such Shares, provided the redemption either is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder’s entire interest in the Fund or is in partial liquidation of the Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described in “Receipt of Distributions” above.  A foreign shareholder generally will not be subject to U.S. federal income tax on gain realized on a redemption that is treated as a sale or exchange for U.S. federal income tax purposes, or on gain realized on the sale, exchange or other non-redemption disposition of the Fund’s Shares, except in the following cases:
•
the gain is effectively connected with a trade or business of the foreign shareholder in the U.S. or, if the foreign shareholder is a qualifying resident of a country with which the U.S. has a tax treaty, such gain is attributable to a permanent establishment maintained by such foreign shareholder in the U.S.,

•	the foreign shareholder is an individual who is present in the U.S. for 183 days or more in the taxable year of disposition and who has a “tax home” in the U.S., or
•
the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Shares or, if shorter, within the period during which the foreign shareholder has held the Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business.  The Fund may be, or may prior to a foreign shareholder’s disposition of Shares become, a U.S. real property holding corporation.

Any foreign shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of Shares.
Estate Tax
Foreign shareholders of a Fund may be subject to U.S. estate tax with respect to Shares of the Fund owned at the time of their deaths.

WITHHOLDING
Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury a “backup withholding” tax with respect to dividends and the proceeds of any redemption paid to you if you fail to furnish the Fund or the Fund’s paying agent with a properly completed and executed IRS Form W-9, Form W-8BEN or other applicable form.  Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines that your taxpayer identification number (“TIN”) is incorrect or if you have failed to properly report taxable dividends or interest on a federal tax return.  A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return. The backup withholding rate is currently 28%. The ability to deduct capital losses may be limited.
The Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  You may be requested to provide additional information to enable the Fund to determine whether withholding is required.
CREATION UNIT ISSUANCES AND REDEMPTIONS
On an issuance of Shares of the Fund as part of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at issue) of the issued Shares (plus any cash received by the Authorized Participant as part of the issue) and (ii) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue).  On a redemption of Shares as part of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (ii) the Authorized Participant’s basis in the redeemed Shares (plus any cash paid by the Authorized Participant as part of the redemption).  However, the IRS might assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on creation or redemption of Creation Units cannot be deducted currently.
In general, any capital gain or loss recognized upon the issue or redemption of Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss.  However, any capital loss on a redemption of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains a website for the Fund at www.infracapmlp.com.  The website for the Fund contains the following information, on a per-Share basis, for the Fund: (i) the prior Business Day’s NAV; (ii) the reported midpoint of the bid-ask spread at the time of NAV calculation (the “Bid-Ask Price”); (iii) a calculation of the premium or discount of the Bid-Ask Price against such NAV; and (iv) data in chart format displaying the frequency distribution of discounts and premiums of the Bid-Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters (or for the life of the Fund if, shorter).  In addition, on each Business Day, before the commencement of trading in Shares on the Exchange, the Trust will disclose on the Fund’s website the identities and quantities of the portfolio securities and other assets held by the Fund that will form the basis for the calculation of NAV at the end of the Business Day.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

OTHER INFORMATION

The Fund is not sponsored, endorsed, sold or promoted by the Exchange.  The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objective.  The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.

FINANCIAL HIGHLIGHTS

Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance since the Fund began operations on October 1, 2014. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BBD, LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

For the Period Ended October 31, 2014[1]
Per Share Data for a Share Outstanding Throughout the Period:
Net asset value, beginning of period	$25.00
Investment operations:
Net investment loss[2]	(0.01)
Net realized and unrealized loss on investments[8]	(0.78)
Total from investment operations	(0.79)
Net Asset Value, End of Period	$24.21
Net Asset Value Total Return[3]	(3.17)%
Net assets, end of period (000’s omitted)	$6,052
RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Gross expenses, including deferred income tax expense/benefit[9]	2.70%[4]
Net expenses, excluding deferred income tax expense/benefit[9]	0.95%[4]
Net investment loss[10]	(0.35)%[4]
Portfolio turnover rate[5]	—%[6,7]

1  From October 1, 2014 (commencement of operations) to October 31, 2014.
2  Based on average shares outstanding.
3  Net asset value total return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.
4  Annualized.
5  Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
6  Amount rounds to less than 1%.
7  Not annualized.
8  The per share amount of realized and unrealized loss on investments does not accord with the amounts reported in the Statement of Operations due to the timing of creation of Fund shares in relation to fluctuating market values.
9  Deferred tax expense/benefit estimate for the ratios of expenses to average net assets is derived from net investment loss and net realized and unrealized gains on investments.
10 The ratio of net investment loss to average net assets is net of a deferred tax benefit estimate derived from net investment loss only.

Privacy Notice

FACTS	WHAT DOES ETFIS SERIES TRUST I DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some but not all sharing.  Federal law also requires us to tell you how we collect, share and protect your personal information.  Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us.  This information can include:
▪     Social Security number
▪     Assets
▪     Retirement Assets
▪     Transaction History
▪     Checking Account Information
▪     Purchase History
▪     Account Balances
▪     Account Transactions
▪     Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ETFis Series Trust I chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ETFis Series Trust I share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call (212) 593-4383

Who we are
Who is providing this notice?	ETFis Series Trust I
What we do
How does ETFis Series Trust I protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does ETFis Series Trust I collect my personal information?
We collect your personal information, for example, when you:
▪    Open an account
▪    Provide account information
▪    Give us your contact information
▪    Make deposits or withdrawals from your account
▪    Make a wire transfer
▪    Tell us where to send the money
▪    Show your government-issued ID
▪    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only:
▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪    Affiliates from using your information to market to you
▪    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control.  They can be financial and nonfinancial companies.

▪    Etfis Capital LLC, the investment adviser to ETFis Series Trust I, and ETF Distributors, LLC, the principal underwriter for the ETFis Series Trust I, could each be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ ETFis Series Trust I does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ ETFis Series Trust I does not jointly market.

ADDITIONAL INFORMATION

If you would like more information about the Trust, the Fund and the Shares, the following documents are available free upon request:

Annual and Semi-Annual Reports
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI.  The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports and the SAI are available free upon request by calling the Adviser at (212) 593-4383.  You can also access and download the annual and semi-annual reports and the SAI without charge at the Fund’s website: www.infracapmlp.com.

To obtain other information and for shareholder inquiries:

By telephone:	(212) 593-4383

By mail:	InfraCap MLP ETF
ETFis Series Trust I
317 Madison Avenue, Suite 920
New York, NY 10017

On the Internet:	SEC Edgar database: http://www.sec.gov; or www.infracapmlp.com

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address.  This process, known as “householding”, is used for most required shareholder mailings.  (It does not apply to confirmations of transactions and account statements, however.)  You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund.  You may also request that householding be eliminated from all your required mailings.

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C.  You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov.  Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

No person is authorized to give any information or to make any representations about the Fund or its Shares not contained in this Prospectus, and you should not rely on any other information.  Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Fund’s Shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus.  This is in addition to any obligation dealers have to deliver a Prospectus when acting as underwriters.

ETFis Series Trust I: Investment Company Act file number 811-22819

STATEMENT OF ADDITIONAL INFORMATION

INFRACAP MLP ETF (AMZA)

March 2, 2015

a series of the

ETFis Series Trust I
6 E. 39th Street, Suite 1003
New York, NY 10016
Telephone: (212) 593-4383

APPENDIX A - TRUST PROXY VOTING POLICY AND PROCEDURES
APPENDIX B – SUB-ADVISER PROXY VOTING POLICY AND PROCEDURES

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus (“Prospectus”) for the InfraCap MLP ETF (Ticker: AMZA) (the “Fund”) dated the same date as this SAI, which incorporates this SAI by reference in its entirety. Because this SAI is not itself a prospectus, no investment in Shares of the Fund should be made solely upon the information contained herein.  Copies of the Prospectus for the Fund may be obtained at no charge by writing or calling the Fund at the address or phone number shown above.  Capitalized terms used but not defined herein have the same meanings as in the Prospectus.  No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus, and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust.  The SAI does not constitute an offer to sell securities.

A copy of the Prospectus and the Annual Report for the Fund may be obtained, without charge, by calling (212) 593-4383 or visiting www.infracapmlp.com, or writing to the Trust, c/o ETF Distributors LLC, 6 E. 39th Street, Suite 1003, New York, New York 10016.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The ETFis Series Trust I (the “Trust”) was organized as a Delaware statutory trust on September 20, 2012 and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust currently consists of five investment portfolios, the Fund, BioShares Biotechnology Products Fund (Ticker: BBP), BioShares Biotechnology Clinical Trials Fund (Ticker: BBC), Tuttle Tactical Management U.S. Core ETF (Ticker: TUTT) and InfraCap REIT Preferred ETF (Ticker: PFFR). Other portfolios may be added to the Trust in the future. The shares of the Fund are referred to herein as “Fund Shares” or “Shares”. The offering of Shares is registered under the Securities Act of 1933, as amended (the “Securities Act”)..  Other portfolios may be added to the Trust in the future. The shares of the Fund are referred to herein as “Fund Shares” or “Shares”.  The offering of Shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The Fund is managed by Etfis Capital LLC (the “Adviser”). The Adviser has been registered as an investment adviser with the SEC since October 2013 and is owned and controlled by ETF Issuer Solutions, Inc., a Delaware corporation, and its principals, Matthew B. Brown and William J. Smalley.

The Fund offers and issues Shares at net asset value (the “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”), generally in exchange for a basket of equity securities included in the Fund’s portfolio (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”).  Shares are redeemable only in Creation Units and, generally, in exchange for Deposit Securities and a Cash Component.  Creation Units are aggregations of 50,000 Shares of the Fund and are available only to certain large institutions, referred to as “Authorized Participants”, that enter into agreements with the Distributor.  In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.

EXCHANGE LISTING AND TRADING

Fund Shares trade on NYSE Arca (the “Exchange”) at market prices that may be below, at or above NAV.  There can be no assurance that the requirements of the Exchange necessary for the Fund to maintain the listing of its Shares will continue to be met.  The Exchange will consider the suspension of trading and delisting of the Shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund Shares, there are fewer than 50 beneficial owners of Shares of the Fund for 30 or more consecutive trading days, (ii) the intra-day net asset value of the Fund is no longer calculated or available, or (iii) any other event occurs or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable.  The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

OTHER INVESTMENT POLICIES

The following policies supplement the Fund’s investment objectives and policies as described in the Prospectus for the Fund.

GENERAL INVESTMENT RISKS.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that the Fund’s investment program will be successful.  Investors should carefully review the descriptions of the Fund’s investments and its risks in this SAI and the Prospectus.

EXCHANGE TRADED FUNDS AND INVESTMENTS IN OTHER INVESTMENT COMPANIES.

Exchange Traded Funds (“ETFs”). As noted in the Prospectus, the Fund may invest in (or sell short) ETFs, exchange traded notes (“ETNs”) and other exchange traded products (“ETPs”).  The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  The Fund intends to be a short-term investor in ETFs, but does not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities.  However, the Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if Infrastructure Capital Advisors, LLC, the Fund’s investment sub-adviser (the “Sub-Adviser”), believes it is in the Fund’s interest to do so.  The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

1

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustees or sponsors, to close or otherwise fail to perform their obligations to the ETFs. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use various indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its net assets fall below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index within the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

Investments in ETFs and similar securities involve certain inherent risks generally associated with investments in a broadly based portfolio of stocks including: (i) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other security; (ii) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held; (iii) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (iv) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decline, thereby affecting the value of the shares of an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (iv) ETF shares may be delisted from the exchange on which they trade, or activation of “circuit breakers” (which are tied to large decreases in stock prices) may halt trading temporarily. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track.

Money Market Mutual Funds.  In order to maintain sufficient liquidity, to implement investment strategies or for temporary defensive purposes, the Fund may invest a significant portion of its assets in shares of one or more money market funds.  Generally, money market mutual funds are registered investment companies that seek to earn income consistent with the preservation of capital and maintenance of liquidity by investing primarily in high quality money market instruments, including U.S. government obligations, bank obligations and high-grade corporate instruments.  An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Company or any other governmental agency, entity or person.  While investor losses in money market mutual funds have been rare, they are possible.  In addition, the Fund will incur additional indirect expenses due to acquired fund fees and other costs to the extent it invests in shares of money market mutual funds.

Other Investment Companies.  Under the 1940 Act, the Fund may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”).  Accordingly, the Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order.  The SEC has issued such exemptive orders to numerous ETFs and their investment advisers, which permit investment companies to invest in such ETFs (“Exempted ETFs”) beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the Exempted ETF.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent the Fund from allocating its investments in the manner that the Sub-Adviser considers optimal, or cause the Sub-Adviser to select a similar basket of stocks (pre-selected groups of securities related by index or sector made available through certain brokers at a discount brokerage rate) (“Stock Baskets”) or a similar index-based mutual fund or other investment company as an alternative.  The Fund’s investments in other investment companies will be subject to the same 3% Limitation described above.

Under the 1940 Act, to the extent that the Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities (ETFs and other investment companies) and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities.  In the event that there is a vote of ETF or other investment company shares held by the Fund, the Fund intend to vote such shares in the same proportion as the vote of all other holders of such securities.

2

EQUITY SECURITIES.  The Fund may invest in equity securities, both directly and indirectly through the Fund’s investment in shares of ETFs and other investment companies, ADRs and other types of securities and instruments described in this SAI and in the Prospectus.  The equity portion of the Fund’s portfolio may include common stocks traded on domestic or foreign securities exchanges or on the over-the-counter market.  In addition to common stocks, the equity portion of the Fund’s portfolio may also include preferred stocks, convertible preferred stocks, and convertible bonds.  Prices of equity securities in which the Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

FOREIGN SECURITIES.  The Fund may invest directly or indirectly in foreign debt or equity securities traded on U.S. exchanges, in over-the-counter markets or in the form of American Depositary Receipts (“ADRs”) described below.  The Fund may also invest in foreign currency and foreign currency-denominated securities.  Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments.  The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Foreign securities markets generally have less trading volume and less liquidity than U.S. markets and prices on some foreign markets can be highly volatile.  Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations.  Some foreign countries impose conditions and restrictions on foreigners’ ownership of interests in local issuers, including restring ownership to certain classes of investment in an issuer, which may reduce potential investment returns and impair disposition of those investments.  Additional costs associated with an investment in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions.

Foreign markets may offer less protection to investors than U.S. markets.  Foreign issuers, brokers and securities markets may be subject to less government supervision.  Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays.  It may also be difficult to enforce legal rights in foreign countries because of inconsistent legal interpretations or less defined legal and regulatory provisions or because of corruption or influence on local courts.

Investing abroad also involves different political and economic risks.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other governmental intervention.  There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises and securities issued or guaranteed by foreign governments, their agencies, instrumentalities or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government.  Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.  There is no assurance that the Sub-Adviser will be able to anticipate these potential events or counter their effects.

Depositary Receipts.  American Depositary Receipts provide a method whereby the Fund may invest in securities issued by companies whose principal business activities are outside the United States.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs.  In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs.  In unsponsored programs, the issuer may not be directly involved in the creation of the program.  Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that participates in a sponsored program.

Emerging Market Securities.  The Fund may invest a portion of its assets in emerging markets.  An “emerging market” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy.  Investing in emerging markets involves exposure to potentially unstable governments, the risk of nationalization of business, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights.  Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.  The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States and other developed countries.  A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund.  A limited number of issuers in emerging markets may represent a disproportionately large percentage of market capitalization and trading value.  The limited liquidity of securities markets in these countries may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.  The inability of the Fund to dispose fully and promptly of positions in declining markets would cause the Fund’s net asset value to decline as the values of the unsold positions are marked to lower prices.  In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

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Foreign Currency Transactions.  Investments in foreign securities involve currency risk.  The Fund may engage in various transactions to hedge currency risk, but is not required to do so.  The instruments the Fund may use for this purpose include forward foreign currency contracts, foreign currency futures contracts and options on foreign currencies.

A forward foreign currency contract is an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price established at the time of the contract. These contracts are entered into directly between currency traders and their customers.  The Fund may use these contracts to purchase or sell a foreign currency for the purpose of locking in the U.S. dollar price of foreign securities the Fund has agreed to purchase or the amount in U.S. dollars that the Fund will receive when it has sold foreign securities.

Currency futures contracts are similar to forward currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. The Fund may purchase or sell foreign currency futures contracts to protect against fluctuations in the U.S. dollar values of foreign securities.  For example, the Fund may sell a futures contract on a foreign currency when it holds securities denominated in that currency and it anticipates a decline in the value of that currency relative to the U.S. dollar.  If such a decline were to occur, the resulting adverse effect on the value of the foreign-denominated securities may be offset, in whole or in part, by gains on the futures contract.

A currency option is the right - but not the obligation - to buy (in the case of a call) or sell (in the case of a put) a set amount of one currency for another at a predetermined time in the future.  The two parties to a currency option contract are the option buyer and the option seller/writer.  The option buyer may, for an agreed upon price, purchase from the option writer a commitment that the option writer will sell (or purchase) a specified amount of a foreign currency upon demand.  The option extends only until the stated expiration date.  The rate at which one currency can be purchased or sold is one of the terms of the option and is called the strike price.  The total description of a currency option includes the underlying currencies, the contract size, the expiration date, the strike price and whether the option is an option to purchase the underlying currency (a call) or an option to sell the underlying currency (a put).  There are three types of option expirations, American-style, European-style and Bermuda-style.   American-style options can be exercised on any business day prior to the expiration date.   European-style options can be exercised at expiration only.  Bermuda-style options can be exercised at the date of expiration, and on certain specified dates that occur between the purchase date and the date of expiration.

The use of foreign currency transactions involves risks, including the risk of imperfect correlation between movements in futures or options prices and movements in the price of currencies which are the subject of the hedge.  The successful use of foreign currency transactions also depends on the ability of the Sub-Adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements.  There can be no assurance that the Sub-Adviser’s judgment will be accurate.  The use of foreign currency transactions also exposes the Fund to the general risks of investing in futures and options contracts, including: the risk of an illiquid market and the risk of adverse regulatory actions.  Any of these factors may cause the Fund to lose money on its foreign currency transactions.

CONVERTIBLE SECURITIES. In addition to common and preferred stocks, the Fund may invest directly or indirectly in securities convertible into common stock if, for example, the Sub-Adviser believes that a company’s convertible securities are undervalued in the market.  Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks and warrants.  A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time.  Warrants do not represent ownership of the securities, but only the right to buy the securities.  The price of warrants do not necessarily move parallel to the prices of their underlying securities.  Warrants may be considered speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of their issuing corporation.  Warrant positions will not be used to increase the leverage of the Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.  The Fund’s ability to invest in warrants is limited by its investment restrictions.

REAL ESTATE SECURITIES.  The Fund will not invest directly in real estate, but may invest in readily marketable securities issued by companies that invest in real estate or interests therein.  The Fund may also invest in readily marketable interests in real estate investment trusts (“REITs”).  REITs are generally publicly traded on  national stock exchanges and in the over-the-counter market and have varying degrees of liquidity.  Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates, possible declines in the value of and demand for real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.

The Fund may invest in global real estate companies outside the U.S.  These companies include, but are not limited to, companies with similar characteristics to a REIT structure, in which revenue consists primarily of rent derived from owned, income producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

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MONEY MARKET INSTRUMENTS.  The Fund may invest directly and indirectly in money market instruments, including U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements).  Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of banks, Commercial Paper, and Master Notes.  Banker’s Acceptances are time drafts drawn on and “accepted” by a bank.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due.  The Banker’s Acceptance carries the full faith and credit of such bank.  A Certificate of Deposit is an unsecured, interest bearing debt obligation of a bank.  Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower.  Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Fund will invest directly in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s, S&P or Fitch or, if not rated, is of equivalent quality in the Sub-Adviser’s opinion.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.  Master Notes will be acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof.  The Sub-Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

ILLIQUID INVESTMENTS.  The Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.  Under the supervision of the Board of Trustees of the Trust (the “Board”), the Sub-Adviser determines the liquidity of the Fund’s investments, and through reports from the Sub-Adviser, the Board monitors investments in illiquid instruments.  In determining the liquidity of the Fund’s investments, the Sub-Adviser may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).  If through a change in values, net assets or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.  An investment in illiquid securities poses risks of potential delays in resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

RESTRICTED SECURITIES.  Within its limitations on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws or in a registered public offering.  Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.  If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

DERIVATIVE INSTRUMENTS.     The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in derivative instruments (including futures and options on such futures) imposed by the provisions of the 1940 Act applicable to the issuance of senior securities.  Additionally, the Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”).  Therefore, the Fund is not subject to regulation or registration as a commodity pool operator under the CEA.

Recent legal and regulatory changes, and additional legal and regulatory changes in the future, may substantially affect over-the-counter derivatives markets, and such changes may impact the Fund’s use of such instruments.  In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

FUTURES CONTRACTS.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future.  Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”).  No purchase price is paid or received when the contract is entered into.  Instead, the Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments or liquid, high-grade fixed income securities, known as “initial margin”.  The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.  By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

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If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.  These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as “marking to market”.  The Fund seeks to earn interest income on its initial and variation margin deposits.

The Fund will incur brokerage fees when it purchases and sell futures contracts.  Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss.  While futures positions taken by the Fund will usually be liquidated in this manner, the  Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so.  A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts.  Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund’s current or intended investments from broad fluctuations in securities prices.  A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract.  On the contract’s expiration date, a final cash settlement occurs, and the futures positions are simply closed out.  Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities.  Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired.  To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Limitations on Purchase and Sale of Futures Contracts.  Futures can be volatile instruments and involve certain risks.  If the Sub-Adviser applies a hedge in the Fund’s portfolio at an inappropriate time or judges market movements incorrectly, futures strategies may lower the Fund’s return.  The Fund could also experience losses if the prices of its futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market.

In general, the Fund will not purchase or sell futures contracts unless either (i) the futures contracts are purchased for “bona fide hedging” purposes (as defined under the CFTC regulations); or (ii) if purchased for other purposes, (A) the sum of the amounts of initial margin deposits and premiums required to establish such positions on the Fund’s existing futures would not exceed 5% of the liquidation value of the Fund’s total assets or (B) the aggregate net notional value of commodity futures, commodity options contracts, or swaps positions determined at the time the most recent position was established does not exceed 100% of the liquidation value of the Fund’s total assets, after taking into account unrealized profits and unrealized losses on any such positions it has entered into.

In instances involving the purchase of futures contracts, the Fund will deposit in a segregated account with its custodian an amount of cash, cash equivalents and/or appropriate securities equal to the cost of such futures contracts, to the extent that such deposits are required under the 1940 Act.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES.  The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient liquid assets to meet the purchase price.  In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement.  Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale.  When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Sub-Adviser felt such action was appropriate.  In such a case, the Fund could incur a short-term gain or loss.

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SHORT SALES OF SECURITIES.  The Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security.  To complete a short sale transaction, the Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs.  The Fund then sells the borrowed security to a buyer in the market.  The Fund will then cover the short position by buying shares in the market either (i) at its discretion or (ii) when called by the broker-dealer lender.  Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan.  In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.  When the Fund makes a short sale, the Fund will segregate liquid assets (such as cash, U.S. government securities, or equity securities) on the Fund’s books and/or in a segregated account at the Fund’s custodian or broker (or an affiliate thereof) in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest and/or transaction costs due to the broker-dealer lender, to the extent such deposit is required by applicable law and/or the parties involved in the transaction.  In determining the amount to be segregated, any securities that have been sold short by the Fund will be marked to market daily. To the extent the market price of the security sold short increases and more assets are required to meet the Fund’s short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund’s short position obligations.

In addition, the Fund may make short sales “against the box,” i.e., when the Fund sells a security short while owning securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding.  The Fund will incur transaction costs, including interest, in connection with opening, maintaining and closing short sales against the box.

INVESTMENTS IN COMPANIES WITH BUSINESS RELATED TO COMMODITIES.  As explained under “Fundamental Restrictions” below, the Fund does not invest directly in commodities.  However, the Fund may from time to time invest in securities of companies whose business is related to commodities, or in registered investment companies or other companies that invest directly or indirectly in commodities.  For example, the Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies or publicly or privately traded companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities).  Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks.  For example, the prices of precious metals or other commodities can make sharp movement, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies who business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities.  Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in commodities markets generally.

LENDING OF PORTFOLIO SECURITIES.  In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33% of its total assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities which the Sub-Adviser has determined are creditworthy under guidelines established by the Board. In determining whether the Fund will lend securities, the Sub-Adviser will consider all relevant facts and circumstances.  The Fund may not lend securities to any company affiliated with the Sub-Adviser.  Each loan of securities will be collateralized by cash, securities or letters of credit.  The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned.  While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income.  Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.  It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan.  Loans are subject to termination at the option of the Fund or the borrower at any time.  The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

TEMPORARY DEFENSIVE POSITIONS.  The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions.  In such circumstances, the Fund may also hold up to 100% of its portfolio in cash and cash equivalent positions.  When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

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BORROWING.  The Fund may, subject to the restrictions of the 1940 Act, borrow money from banks as a temporary measure. For example, the Fund may borrow money to meet redemption requests or for extraordinary or emergency purposes.  In the event the Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets.  The 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33⅓% of its total assets and the Fund will, to the extent necessary, reduce its existing borrowings (within three days, excluding Sundays and holidays) to comply with the provisions of the 1940 Act.

INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of its outstanding voting Shares.  A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding Shares represented in person or by proxy at a meeting at which more than 50% of its outstanding Shares are represented; or (ii) more than 50% of the Fund’s outstanding Shares.  Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

FUNDAMENTAL RESTRICTIONS.  As a matter of fundamental policy:

(1)	The Fund may not issue senior securities, except as permitted by the 1940 Act;

(2)	The Fund may not borrow money (including, without limitation, borrowing to meet redemptions), except to the extent permitted under the 1940 Act;

(3)	The Fund may not pledge, mortgage or hypothecate its assets;

(4)	The Fund may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(5)	The Fund may not make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets;

(6)	The Fund may not purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities);

(7)	The Fund will concentrate (as that term may be defined or interpreted under the 1940 Act and the rules and regulations promulgated thereunder) its investments in the securities of issuers engaged primarily in energy-related industries; and

(8)	The Fund may not invest in commodities.

NON-FUNDAMENTAL RESTRICTIONS.  The following investment limitations are not fundamental and may be changed by the Board without shareholder approval.  As a matter of non-fundamental policy, the Fund may not:

(1)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(2)	Make investments for the purpose of exercising control or management over a portfolio company;

(3)	Invest in securities of other registered investment companies, except as permitted under the 1940 Act;

(4)	Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies which invest in or sponsor such programs;

(5)	Purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants; or

(6)	Invest more than 15% of its net assets in illiquid securities.

With respect to the fundamental and non-fundamental investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule.

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With respect to the above fundamental investment restriction on borrowing money, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices will not constitute borrowing.

With respect to the above fundamental investment restriction on pledging, mortgaging or hypothecating assets, any such activity to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with (i) writing covered put or call options, (ii) the purchase of securities on a when-issued or forward commitment basis, or (iii) collateral or initial or variation margin arrangements with respect to options, forward contracts, futures contracts (including those relating to indices), or options on futures contracts or indices will not be considered pledging, mortgaging or hypothecating assets.

With respect to the above fundamental investment restriction on making loans, investment in U.S. government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements will not be deemed to be the making of a loan.

With respect to the above fundamental investment restriction regarding industry concentration, an issuer will be considered to be “engaged in energy-related industries” if (i) at least 50% of its gross income or its net sales are derived from activities in energy-related industries; (ii) at least 50% of its assets are devoted to producing revenues in energy-related industries; or (iii) based on other available information, the Fund’s portfolio manager(s) determines that the issuer is otherwise within the energy industry, including, without limitation, an issuer that the portfolio manager determines to be a Mid-Stream MLP (as defined in the Prospectus).

With respect to the above fundamental investment restriction on investments in commodities, the purchase or sale by the Fund of options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices or interests in equity securities issued by companies (including, without limitation, investment companies) that hold or invest in one or more commodities as their sole or principal business activity will not be considered an investment in commodities.

With respect to the above non-fundamental investment restriction on purchasing securities on margin, short sales of securities and futures trades, forward contracts or similar trades requiring margin deposits or other use of a margin account will not be considered purchasing securities on margin.

The 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33⅓% of its total assets and the Fund will, to the extent necessary, reduce its existing borrowings (within three days, excluding Sundays and holidays) to comply with the provisions of the 1940 Act.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The Board is responsible for the management and supervision of the Fund.  The Board approves all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; reviews the performance of the Fund; and oversees the business activities of the Fund.  This section of the SAI provides information about the persons who serve as trustees (“Trustees”) and executive officers to the Trust, as well as the entities that provide services to the Trust.

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TRUSTEES AND OFFICERS.  Following are the Trustees and executive officers of the Trust, their ages and addresses, their present positions with the Trust, and their principal occupations during the past five years.  Those Trustees who are “interested persons” as defined in the 1940 Act (“Interested Trustees”) and those Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”), are identified in the table.  The address of each Trustee and executive officer of the Trust, unless otherwise indicated, is 6 E. 39th Street, Suite 1003, New York, New York 10016.

Name and Age	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
James Simpson (44)	Trustee	Since Inception
President, ETP Resources, LLC (2009-present) (a financial services consulting company); Vice President, Northern Trust Securities, Inc. and Vice President, Northern Trust Global Investments (2008-2009)
				Five	None
Robert S. Tull (61)	Trustee	Since Inception	Independent Consultant (2013-present); Chief Operating Officer, Factor Advisors, LLC (2010-2013); Chief Operating Officer, GlobalShares (2009-2010)	Five	None
Stephen O’Grady (66)	Trustee	Since September 2014	Lead Market Maker, GFI Group (2011-2012); Partner, Kellogg Capital Markets (2004-2011)	Five	None
INTERESTED TRUSTEE*
William J. Smalley (31)	Trustee, President, Chief Executive Officer and Secretary	Since Inception
President, ETF Issuer Solutions Inc. (2012-present); Managing Principal, ETF Distributors LLC (2012-present); Vice President, Factor Advisors, LLC (2010-2012); Vice President, MacroMarkets, LLC (2006-2010)
				Five	None
* Mr. Smalley is an Interested Trustee because he is an employee of the Adviser.
OTHER EXECUTIVE OFFICERS
Brinton W. Frith (44)	Treasurer and Chief Financial Officer	Since Inception	Managing Director, ETF Issuer Solutions Inc. (2013-present); President, Javelin Investment Management, LLC (2008-2013)	N/A	N/A
Matthew B. Brown (36)	Chief Compliance Officer	Since Inception	CEO, ETF Issuer Solutions Inc. (2012-present); Managing Principal, ETF Distributors LLC (2012-present); Director, Factor Advisors, LLC (2010-2012); Director of U.S. Operations, SPA ETFs (2009-2010)	N/A	N/A

Board Structure.  The Trust’s Board includes three Independent Trustees and one Interested Trustee, Mr. Smalley, who is Chairman of the Board. The Board has not appointed an Independent Trustee to serve as lead Independent Trustee because, among other things, the Board’s current small size and the small number of funds in the Trust permit Trust management to communicate with each Independent Trustee as and when needed, and permit each Independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function.  The Board may consider appointing an independent Chairman or a lead Independent Trustee in the future, particularly if the Board’s size or the Trust’s complexity materially increases.

With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and the Fund. During these meetings, the Board receives reports from the Adviser, the Sub-Adviser, Trust management, the Fund’s administrator, transfer agent and distributor, and the Trust’s Chief Compliance Officer (the “CCO”), on regular quarterly items and, where appropriate and as needed, on specific issues.  As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the CCO to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee and Nominating Committee (discussed in more detail below). Each Committee is comprised entirely of Independent Trustees. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

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Qualification of Trustees.  The Board has considered each Trustee’s experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board.  In this regard, the Board has considered the following specific experience, qualifications, attributes and/or skills for each Trustee:

James Simpson
Mr. Simpson has experience as President of ETP Resources, a financial information services company that provides detailed reference data on U.S.-listed exchange-traded products.  He also has experience working for financial institutions and securities exchanges and has consulted with respect to the development of exchange-traded products.

Robert S. Tull
Mr. Tull has experience as a consultant to financial companies and as chief operating officer to financial services companies.  Mr. Tull has also assisted with the development of exchange-traded products.

Stephen O’Grady	Mr. O’Grady has experience in the development and operation of ETF trading systems and futures exchanges and has served as president of an options brokerage firm.
William J. Smalley	Mr. Smalley has experience in the financial industry, including the development of exchange-traded products, and is a founder of the Adviser and the Distributor.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.  References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees.  The Board has established the following standing committees:

Audit Committee:  The Independent Trustees are the current members of the Audit Committee.  The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements and interacts with the Fund’s independent auditors on behalf of the Board.  The Audit Committee also serves in the role of the Trust’s qualified legal compliance committee and, as such, receives, investigates and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees or agents.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.  The Audit Committee met once during the past fiscal year.

Nominating Committee:  The Independent Trustees are the current members of the Nominating Committee.  The Nominating Committee nominates, selects and appoints Independent Trustees to fill vacancies on the Board and to stand for election at appropriate meetings of the shareholders of the Trust.  The Nominating Committee meets only as necessary.  The Nominating Committee met once during the past fiscal year.  The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

Beneficial Ownership of Shares of the Fund.  The table below shows, for each Trustee, the value of shares of the Fund beneficially owned, and the aggregate value of investments in shares of all funds in the Fund complex, as of December 31, 2013, and stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
James Simpson	A	A
Robert S. Tull	A	A
Stephen O’Grady	A	A
William J. Smalley	B	B

Ownership In Fund Affiliates.  As of the date of this SAI, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Adviser, the Fund’s principal underwriter or any affiliate of the Adviser or the principal underwriter.

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Compensation.  Officers of the Trust and the Trustees who are interested persons of the Trust or the Adviser receive no salary from the Trust.  Each Independent Trustee receives $2,000 per year plus $2,000 per series of the Trust.  The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance at Board or committee meetings.  For the fiscal year ended October 31, 2014, the Trustees received the following compensation:

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustees
INDEPENDENT TRUSTEES
James Simpson	None	None	None	$169.86
Robert S. Tull	None	None	None	$169.86
Stephen O’Grady	None	None	None	$169.86
INTERESTED TRUSTEE
William J. Smalley	None	None	None	None

CODES OF ETHICS.  The Trust, the Adviser, the Sub-Adviser and the Fund’s principal underwriter have each adopted a code of ethics, as required by Rule 17j-1 under the 1940 Act, that is designed to prevent personnel of the Trust, the Adviser, the Sub-Adviser and the Fund’s principal underwriter subject to the codes from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to the codes).  The codes of ethics permit personnel of the Trust, the Adviser, the Sub-Adviser and the principal underwriter subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions and pre-approval requirements.  In addition, the codes of ethics of the Trust, the Adviser, the Sub-Adviser and the principal underwriter require that access persons of such entities report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.

ANTI-MONEY LAUNDERING PROGRAM.  The Trust has adopted an anti-money laundering (“AML”) program, as required by applicable law, that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities.  The Trust’s AML Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program.  Compliance officers at certain of the Fund’s service providers are also responsible for monitoring aspects of the AML program.  The AML program is subject to the continuing oversight of the Board.

PROXY VOTING POLICIES.  The Trust has adopted a proxy voting and disclosure policy that delegates to the Sub-Adviser the authority to vote proxies for the Fund, subject to oversight of the Board.  Copies of the Trust’s Proxy Voting Policies and Procedures and the Sub-Adviser’s Proxy Voting Policies and Procedures are included as Appendix A and Appendix B, respectively, to this SAI.

No later than August 31 of each year, the Trust files Form N-PX with the SEC.  Form N-PX states how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30.  The Fund’s proxy voting records, as set forth in its most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at (866) 383-7636.  This information is also available on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 13, 2015, the Trustees and Officers of the Trust owned beneficially (i.e., had direct or indirect voting and/or investment power) for less than 1% of the Shares.

As of February 13, 2015, the following shareholders owned of record more than 5% of the outstanding Shares.  Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding Shares of the Fund such date.

Name and Address of Record Owner	Amount and Nature of Ownership	Percentage Ownership
Goldman Sachs Execution & Clearing LP 200 West Street New York, NY 10282	Record Owner of 300,000 shares	85.7%
Nomura Securities International, Inc. 309 W. 49th Street New York, NY 10019	Record Owner of 50,000 shares	14.3%
MANAGEMENT SERVICES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management of the Fund”.

ADVISER.  Etfis Capital LLC, a Delaware limited liability company, serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Trust, pursuant to the Investment Advisory Agreement between the Trust and the Adviser (the “Advisory Agreement”).  The Advisory Agreement is effective for an initial two-year period and will remain in effect thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Independent Trustees.  The Advisory Agreement is terminable without penalty on 60 days’ notice by the Board or by vote of a majority of the outstanding voting securities of the Fund.  The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

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Under the Investment Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties; or from the reckless disregard of its duties and obligations under the Advisory Agreement.

Pursuant to the Advisory Agreement, the Adviser is entitled to receive a fee, payable monthly, at the annual rate of 0.075% of the Fund’s average daily net assets.  During the fiscal year ended October 31, 2014, the Fund paid $239 to the Adviser under the terms of the Agreement.

The Adviser has engaged the Sub-Adviser to manage the Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight and supervision of the Adviser and the Board.

SUB-ADVISER.  The Fund’s sub-adviser is Infrastructure Capital Advisors, LLC, 1325 Avenue of the Americas, 28th Floor, New York, New York, 10019.  The Sub-Adviser serves in that capacity pursuant to a sub-advisory contract (the “Sub-Advisory Agreement”) with the Adviser and the Trust on behalf of the Fund as approved by the Board.  The Sub-Adviser makes day-to-day investment decisions for each Fund and selects broker-dealers for executing portfolio transactions, subject to the Sub-Adviser’s best execution obligations and the Trust’s and the Sub-Adviser’s brokerage policies.

The Sub-Adviser was organized as a New York limited liability company in January 2012. The Sub-Adviser has served as the sub-adviser of the Fund since the inception of the Fund’s operations.  The Sub-Adviser is controlled by Jay D. Hatfield, its founder and president.  Mr. Hatfield has been managing investments for clients, including private investment funds, since 2001.

In addition to providing investment advisory services to the Fund, under the Sub-Advisory Agreement, the Sub-Adviser provides certain operational services for the Fund including, without limitation, the following: (i) assisting with non-advisory operations of the Fund; (ii) assisting with (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; and (iii) maintaining certain of the Fund’s records.

Sub-Adviser Compensation.  As full compensation for its services to the Fund, the Sub-Adviser receives monthly compensation from the Fund at the annual rate of  0.875% of the Fund’s average daily net assets.  In consideration of the fees paid with respect to the Fund, the Sub-Adviser has agreed to pay all expenses of the Fund, except the Sub-Adviser’s fee, brokerage expenses, taxes, interest, litigation expenses, payments under any 12b-1 plan adopted by the Fund, and other non-routine or extraordinary expenses of the Fund.  During the fiscal year ended October 31, 2014, the Fund paid the Sub-Adviser $2,784.

PORTFOLIO MANAGER.  Jay D. Hatfield, founder and president of the Sub-Adviser, has served as portfolio manager for the Fund since the inception of the Fund’s operations.  The portfolio manager is primarily responsible for the day-to-day management of the Fund.

Mr. Hatfield is the Chief Executive Officer of Infrastructure Capital Management, LLC (“ICM”), a private investment company and parent of the Sub-Adviser, which he founded in 2008.  Mr. Hatfield also is a co-founder of, and holds a significant interest in the general partner of, NGL Energy Partners, LP, an NYSE-listed master limited partnership (Symbol: NGL).

Prior to founding ICM, Mr. Hatfield was a portfolio manager with SAC Capital Advisors, where he managed a $500 million infrastructure fund focused on investing in credit instruments and infrastructure-related equities.  Before joining SAC, Mr. Hatfield was a Managing Director and Head of Fixed Income Research at Zimmer Lucas Partners, where he was responsible for directing research for credit funds with over $300 million of assets, including infrastructure related equities in the energy and utility sectors.  Mr. Hatfield began his investment banking career at Morgan Stanley & Co, Inc., where he spent over 10 years as an investment banker advising clients in the utility, power and energy industries.  Mr. Hatfield began his career as an auditor and consultant at Arthur Young & Co. (now Ernst & Young), where he was a Certified Public Accountant and consultant, auditing and providing consulting services to companies in the technology, biotechnology and retailing industries.

Mr. Hatfield has a Master of Business Administration degree from the Wharton School, University of Pennsylvania, where he specialized in Finance and graduated with distinction and as a member of the Beta Gamma Sigma honor society.  Mr. Hatfield also has a Bachelor of Science degree in Managerial Economics from the University of California, Davis.

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Ownership of Fund Shares.  The table below shows the amount of Fund equity securities beneficially owned by the portfolio managers as of December 31, 2014, stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Jay Hatfield	G

Other Accounts.  In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts.  The table below shows the number of, and total assets in, such other accounts as of October 31, 2014.

Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts where Advisory Fee is Based upon Account Performance	Total Assets where Advisory Fee is Based upon Account Performance
Jay D. Hatfield	Other Pooled Investment Vehicles	5	$33,627,383.45	4	$25,264,908.90
	Separately Managed Accounts	7	$35,460,927.06	---	---

Material Conflicts of Interest.  Because the portfolio manager may at times manage multiple portfolios for multiple clients, the potential for conflicts of interest exists.  The portfolio manager may manage portfolios having substantially the same investment style as the Fund.  However, the portfolios managed by the portfolio manager may not have portfolio compositions identical to those of the Fund due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others.  The portfolio manager may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios.  The portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions.  For example, the portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio.  In addition, some of these portfolios may have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts.  In addition, current trading practices would not allow the Sub-Adviser to intentionally favor one portfolio over another as trades are executed as trade orders are received.

Compensation.  Mr. Hatfield, as portfolio manager, is not compensated directly by the Fund, but rather by the Sub-Adviser, of which he is an owner and is thus entitled to profits related to his ownership.  Since profits are expected to increase as assets increase, Mr. Hatfield is expected to receive increased profits as an indirect owner of the Sub-Adviser as assets of the Fund increase.

OTHER SERVICE PROVIDERS

ADMINISTRATOR. Under the Administrative Services Agreement, ETF Issuer Solutions Inc. (the “Administrator”) serves as the operational administrator of the Trust.  The Administrator’s address is 6 E. 39th Street, Suite 1003, New York, New York 10016.  Under the Administrative Services Agreement, the Administrator supervises the overall administration of the Trust and the Fund including, among other responsibilities, the coordination and day-to-day oversight of the Fund’s operations, the service providers’ communications with the Fund and each other and assistance with Trust, Board and contractual matters related to the Fund and other series of the Trust.  The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust.  The Administrator will be indemnified in connection with or arising out of performance of its obligations and duties under this Agreement, except for losses resulting from the willful malfeasance, bad faith or gross negligence of Administrator in the performance of such obligations and duties.  The Sub-Adviser pays the Administrator out of the Sub-Adviser’s fees.  During the fiscal year ended October 31, 2014, the Administrator was paid $2,500 for its services.

ACCOUNTING, TRANSFER AGENT AND CUSTODIAN.  Under the Fund Administration and Accounting Agreement (the “Accounting Services Agreement”), The Bank of New York Mellon (“BNY Mellon” or the “Accounting Services Administrator”) serves as accounting administrator for the Fund.  BNY Mellon’s principal address is One Wall Street, New York, New York 10286.  Under the Administration Agreement, BNY Mellon provides necessary administrative, legal, tax, accounting services and financial reporting for the maintenance and operations of the Trust and the Fund.  In addition, BNY Mellon makes available the office space, equipment, personnel and facilities required to provide such services.

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BNY Mellon provides accounting and administration services to the Trust, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund.  BNY Mellon provides persons satisfactory to the Board to serve as officers of the Trust.  The Sub-Adviser pays the Accounting Services Administrator out of the Sub-Adviser’s fees.

BNY Mellon serves as transfer agent and dividend paying agent for the Fund (the “Transfer Agent”).  The Transfer Agent has agreed to (1) issue and redeem Shares of the Fund; (2) make dividend and other distributions to shareholders of the Fund; (3) respond to correspondence by Fund shareholders and others relating to its duties; (4) maintain shareholder accounts; and (5) make periodic reports to the Fund.  The Sub-Adviser pays the Transfer Agent out of the Sub-Adviser’s fees.

BNY Mellon serves as custodian of the Fund’s assets (the “Custodian”). The Custodian has agreed to (1) make receipts and disbursements of money on behalf of the Fund; (2) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments; (3) respond to correspondence from Fund shareholders and others relating to its duties; and (4) make periodic reports to the Fund concerning the Fund’s operations.  The Custodian does not exercise any supervisory function over the purchase and sale of securities.  The Sub-Adviser pays the Custodian out of the Sub-Adviser’s fees.

BNY Mellon is the principal operating subsidiary of The Bank of New York Mellon Corporation.  During the fiscal year ended October 31, 2014, BNY Mellon is entitled to $2,033 for its services.

DISTRIBUTOR.  ETF Distributors LLC, the Distributor, is located at 6 E. 39th Street, Suite 1003, New York, New York 10016. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Purchase and Redemption of Creation Units”.  The Distributor also acts as an agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it.  The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

The Sub-Advisor pays the Distributor out of the Sub-Adviser’s fees.  During the fiscal year ended October 31, 2014, the Distributor  was paid $2,500.

The Board of Trustees of the Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act.  In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services.  No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees.  However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and over time these fees will increase the cost of an investment in the Fund and may cost more than certain other types of sales charges.

Under the Service and Distribution Plan, and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

The Adviser, the Sub-Adviser or their respective affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.  The Board has selected the firm of BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, to serve as the independent registered public accounting firm for the Fund for the current fiscal year and to audit the annual financial statements of the Fund and prepare the Fund’s federal, state and excise tax returns. Such firm will audit the financial statements of the Fund at least once each year.  A copy of the most recent annual report containing the audit report will accompany this SAI whenever a shareholder or a prospective investor requests it.

LEGAL COUNSEL.  Kilpatrick Townsend & Stockton LLP, 1001 West Fourth Street, Winston-Salem, North Carolina 27101, serves as legal counsel to the Trust.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board and the Adviser, the Sub-Adviser is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for, the Fund.  The Sub-Adviser shall manage the Fund’s portfolio in accordance with the terms of the Sub-Advisory Agreement between the Sub-Adviser and the Adviser, which is described in detail under “Management Services – Sub-Adviser”.  The Sub-Adviser serves as investment adviser for a number of client accounts, in addition to the Fund.

BROKERAGE SELECTION. The Fund has adopted, and the Board has approved, policies and procedures relating to the direction of portfolio securities transactions to brokers.  In accordance with these policies and procedures, in selecting brokers to be used in portfolio transactions, the Sub-Adviser’s general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution.  With respect to execution, the Sub-Adviser considers a number of factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position securities to facilitate execution, the Sub-Adviser’s past experience with similar trades and other factors that may be unique to a particular order.  Recognizing the value of these judgmental factors, the Sub-Adviser may select brokers that charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.  The Sub-Adviser may not give consideration to sales of Shares of the Fund as a factor in selecting brokers to execute portfolio transactions.  The Sub-Adviser may, however, place portfolio transactions with brokers that are affiliated with the Adviser or the Sub-Adviser or that promote or sell the Fund’s Shares, so long as such transactions are done in accordance with the policies and procedures established by the Board that are designed to ensure that the selection is consistent with the Sub-Adviser’s obligation to seek best execution and not based upon the broker’s sales efforts.  During the fiscal year ended October 31, 2014, the Fund paid brokerage commissions of $118.26.

Under Section 28(e) of the Exchange Act and the Sub-Advisory Agreement, the Sub-Adviser is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker.  The research received by the Sub-Adviser may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Sub-Adviser to determine and track investment results; and trading systems that allow the Sub-Adviser to interface electronically with brokerage firms, custodians and other providers.  Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases.  In some instances, research products or services received by the Sub-Adviser may also be used by the Sub-Adviser for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Sub-Adviser will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Sub-Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms.  These services may be useful to the Sub-Adviser in connection with advisory clients other than the Fund, and not all such services may be useful to the Sub-Adviser in connection with the Fund.  Although such information may be a useful supplement to the Sub-Adviser’s own investment research in rendering services to the Fund, the value of such research and services is not expected to materially reduce the expenses of the Sub-Adviser in the performance of its services under the Investment Sub-Advisory Agreement and will not reduce the management fees payable to the Sub-Adviser by the Fund.

The Fund may invest in securities traded in the over-the-counter market.  In these cases, the Fund may initiate trades through brokers on an agency basis and pays a commission in connection with the transaction.  The Fund may also effect these transactions by dealing directly with the dealers that make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions.

AGGREGATED TRADES.  While investment decisions for the Fund are made independently from those for any other investment companies and accounts advised or managed by the Sub-Adviser, such other advisory clients may invest in the same securities as the Fund.  To the extent permitted by law, the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts advised or managed by the Sub-Adviser in executing transactions. When a purchase or sale of the same security is made as part of an aggregated trade, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Sub-Adviser believes to be equitable to the Fund and other participating investment companies or accounts.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.  The Sub-Adviser expects that aggregation will occur rarely, if at all.

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PORTFOLIO TURNOVER.  The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period.  The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of Shares and by requirements that enable the Fund to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making investment decisions, and the Fund may engage in short-term trading to achieve its investment objectives.  High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

DISCLOSURE OF PORTFOLIO HOLDINGS

PORTFOLIO DISCLOSURE POLICY.  The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings.  The Policy applies to all officers, employees and agents of the Fund, including the Adviser.  The Policy is designed to ensure that the disclosure of information about the Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of the Fund.

As an ETF, information about the Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of any order of the SEC applicable to the Fund, the regulations of the Exchange and other applicable SEC regulations, orders and no-action relief.  Such information typically reflects all or a portion of the Fund’s anticipated portfolio holdings as of the next Business Day (as defined below).  This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Exchange, the National Securities Clearing Corporation (the “NSCC”) and/or third party service providers.

A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. As of the date of the Prospectus, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Trust will disclose on the Fund’s website at the start of each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day.  The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on the Business Day. Online disclosure of such holdings is publicly available at no charge.  The website for the Fund is www.infracapmlp.com.

The Fund may also send a portion or all of this information to shareholders of the Fund and to investment company analysts and rating and trading entities.  However, the Fund will not send this information to shareholders of the Fund or to analysts or rating and/or trading entities until such information is at least 30 days old or until one Business Day after the information has been posted to the Fund’s website.

The officers of the Trust, the Adviser and/or the Sub-Adviser may share non-public portfolio holdings information with the Fund’s service providers that require such information for legitimate business and Fund oversight purposes, such as the Fund’s fund accountant and administrator, transfer agent, distributor, custodian, independent registered public accounting firm, and legal counsel as identified in the Fund’s Prospectus and this SAI and Doremus FP (a financial edgarizing, typesetting and printing firm).  The Fund, the Adviser and/or the Sub-Adviser may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations.  The Fund’s service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential.  Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

The Fund, the Adviser and/or the Sub-Adviser may, from time to time, provide additional portfolio holdings information in the form of quarterly or monthly management letters; provided, however, that the Fund, the Adviser and/or the Sub-Adviser will not send such quarterly or monthly management letters to shareholders until such information is either filed with the SEC or publicly disclosed on the Fund’s website. In addition, non-public portfolio holdings information and other information regarding the investment activities of the Fund may also be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund.

The Fund currently does not provide non-public portfolio holdings information to any other third parties.  In the future, the Fund may elect to disclose such information to other third parties if the appropriate officers of the Trust determine that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality.  The Adviser and the Sub-Adviser, through their respective officers, are responsible for determining which other third parties have a legitimate business purpose for receiving the Fund’s portfolio holdings information.

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The Fund’s policies regarding disclosure of portfolio holdings are subject to the continuing oversight and direction of the Board.  The Adviser, the Sub-Adviser and the Administrator are required to report to the Board any known disclosure of the Fund’s portfolio holdings to unauthorized third parties.  The Fund has not entered (and does not currently intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

The Fund will make available to the public a complete schedule of its portfolio holdings, as reported on a fiscal quarter basis.  This information is generally available within 60 days of the Fund’s fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available.  You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at (212) 593-4383.  The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable.  The Fund’s Form N-CSR and Form N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q, and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual reports, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

No person is authorized to disclose the Fund’s portfolio holdings or other investment positions except in accordance with the Policy.

INDICATIVE INTRA-DAY VALUE

The approximate value of the Fund’s investments on a per-Share basis, the Indicative Intra-Day Value (“IIV”), is disseminated by the Exchange every 15 seconds during hours of trading on the Exchange. The IIV should not be viewed as a “real-time” update of NAV because the IIV will be calculated by an independent third party and may not be calculated in the exact same manner as NAV, which is computed daily.

The IIV for the Fund is calculated during hours of trading on the Exchange by dividing the “Estimated Fund Value” as of the time of the calculation by the total number of outstanding Shares. “Estimated Fund Value” is the sum of the estimated amount of cash held in the Fund’s portfolio, the estimated amount of accrued interest owing to the Fund and the estimated value of the securities held in the Fund’s portfolio, minus the estimated amount of the Fund’s liabilities. The IIV will be calculated based on the same portfolio holdings disclosed on the Fund’s website. In determining the estimated value for each of the component securities, the IIV will use last sale, market prices or other methods that would be considered appropriate for pricing equity securities held by registered investment companies.

Although the Trust provides the information used to calculate the IIV, the Trust is not involved in the actual calculation of the IIV and is not responsible for the calculation or dissemination of the IIV. The Trust makes no warranty as to the accuracy of the IIV.

ADDITIONAL INFORMATION CONCERNING SHARES

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST.  The Trust is a Delaware statutory trust and a registered investment company. The Trust was organized on September 20, 2012, and it has authorized capital of an unlimited number of Shares of beneficial interest of no par value which may be issued in more than one class or series.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. If requested by shareholders of at least one-third of the outstanding Shares of the Trust or any series thereof, the Trust will call a meeting of the shareholders of the Trust or the series, as applicable. Shareholders holding two-thirds of Shares outstanding may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All Shares will be freely transferable; provided, however, that Shares may not be redeemed individually, but only in Creation Units. The Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights, except that, if the Trust creates additional funds, only Shares of that fund may be entitled to vote on a matter affecting that particular fund.  Trust shareholders are entitled to require the Trust to redeem Creation Units if such shareholders are Authorized Participants.  The Declaration of Trust confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Trust may be individually redeemable.  The Trust reserves the right to adjust the prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through splits or reverse splits, which would have no effect on the net assets of the Fund.  If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, you may be required to liquidate or transfer your Shares at an inopportune time and you may lose money on your investment.

BOOK ENTRY ONLY SYSTEM.  Depository Trust Company (“DTC”) acts as securities depository for the Fund’s Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

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DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of which (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, LLC and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust will inquire of each DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust will provide each DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by the DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust will pay to each DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions will be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, will credit immediately with respect to the DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners with respect to the Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between the DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust will take action to find a replacement for DTC to perform its functions at a comparable cost. The DTC Participants’ rules and policies are made publicly available through DTC’s website at:  www.dtcc.com.

PURCHASE AND REDEMPTION OF CREATION UNITS

CREATION.  The Trust issues and sells Shares of the Fund only in Creation Units on a continuous basis through the Distributor, at their NAV next determined after receipt, on any Business Day, for an order received in proper form.

Fund Deposit. The consideration for purchase of a Creation Unit of the Fund generally consists of an in-kind deposit of Deposit Securities for each Creation Unit constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio and a Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit”, which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component will be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component will be such negative amount, and the creator will be entitled to receive cash from the Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

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The Administrator, through the National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of Shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of Shares of the Deposit Securities required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Sub-Adviser with a view to the investment objective of the Fund. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -  i.e., a “cash in lieu” amount - to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery, that may not be eligible for transfer through the Clearing Process (discussed below) or that may not be eligible for trading by an Authorized Participant or the investor for which it is acting.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of the Fund Deposit, the Administrator, through NSCC, also makes available on each Business Day the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

Procedures for Creation of Creation Units. To be eligible to place orders to create a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of NSCC (the “Clearing Process”) or a clearing agency that is registered with the SEC, or (ii) a DTC Participant (see “Book Entry Only System”) and, in each case, must have executed an agreement with the Trust, the Distributor and the Administrator with respect to creations and redemptions of Creation Units (“Participant Agreement”). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant”.  Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Fund. All Shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of Shares (50,000 in the case of the Fund). All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of the regular trading session on the Exchange (ordinarily 4:00 p.m. Eastern Time) (“Closing Time”), in each case on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the “Transmittal Date”. Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement (see “Placement of Creation Orders Using the Clearing Process” and “Placement of Creation Orders Outside the Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of the Fund will be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Fund will need to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating the transfer of Deposit Securities and the Cash Component.

Placement of Creation Orders Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Fund’s transfer agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

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Placement of Creation Orders Outside the Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Administrator. A DTC Participant that wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination will be final and binding. Cash equal to the Cash Component must be transferred directly to the Administrator through the Federal Reserve wire system in a timely manner so as to be received by the Administrator no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Administrator does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units of the Fund so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order will be deemed to be received on the Business Day on which the order is placed, provided that the order is placed in proper form prior to 3:00 p.m., Eastern Time, on such date and federal funds in the appropriate amount are deposited with the Administrator by 11:00 a.m., Eastern Time, the following Business Day. If the order is not placed in proper form by 3:00 p.m., or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor will be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash will be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily mark-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Administrator or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of the Fund so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (iii) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Administrator, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of Beneficial Owners; or (vii) as a result of circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, facsimile or computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC or any other participant in the creation process; and similar extraordinary events. The Distributor will notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Administrator and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor will anu of them incur any liability for the failure to give any such notification.

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All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered will be determined by the Trust, and the Trust’s determination will be final and binding.

Creation Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a minimum creation transaction fee, assessed per transaction, as follows:

Fund Name	Creation Transaction Fee
InfraCap MLP ETF (Ticker: AMZA)	$500

The Trust, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

REDEMPTION.  Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor and the Fund through the Administrator and only on a Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Administrator, through NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the Deposit Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day.  Deposit Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.

The Fund will typically effect redemptions principally for cash.  To the extent that the Fund effects redemptions in kind, the redemption proceeds for a Creation Unit generally consist of Deposit Securities, as announced by the Administrator on the Business Day of the request for redemption received in proper form, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Deposit Securities (the “Cash Redemption Amount”), less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee”. In the event that the Deposit Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Administrator not later than 3:00 p.m., Eastern Time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after 3:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. To the extent that the Fund effects redemptions in kind, the requisite Deposit Securities and the Cash Redemption Amount will be transferred by the third Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant that wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 3:00 p.m., Eastern Time, if transmitted by mail, or by 2:00 p.m. Eastern Time, if transmitted by other means, on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of Shares of the Fund and the Cash Redemption Amount specified in such order, which delivery must be made through DTC to the Administrator not later than 11:00 a.m. and 2:00 p.m., respectively, Eastern Time, on the next Business Day following such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

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To the extent that the Fund effects redemptions in kind, after the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Deposit Securities, which are expected to be delivered within three Business Days, and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator. The Trust may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Deposit Securities but does not differ in NAV.

To the extent that the Fund effects redemptions in kind, the calculation of the value of the Deposit Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Administrator according to the procedures set forth under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Administrator. Therefore, if a redemption order in proper form is submitted to the Administrator by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Deposit Securities and the Cash Redemption Amount to be delivered will be determined by the Administrator on such Transmittal Date. If, however, a redemption order is submitted to the Administrator by a DTC Participant not later than the Closing Time on the Transmittal Date but either (1) the requisite number of Shares of the Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Deposit Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Administrator, i.e., the Business Day on which the Shares of the Fund are delivered through DTC to the Administrator by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

To the extent that the Fund effects redemptions in kind, redemptions of Shares for Deposit Securities will be subject to compliance with applicable federal and state securities laws, and the Trust (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the offering and sale of the Deposit Securities under such laws. An Authorized Participant or an investor for which it is acting that is subject to a legal restriction with respect to a particular security included in the Deposit Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Shares’ NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Redemption Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a minimum redemption transaction fee, assessed per transaction as follows:

Fund Name	Redemption Transaction Fee
InfraCap MLP ETF (Ticker: AMZA)	$500

Where Shares are redeemed for cash, the redemption transaction fee will be deducted from such redemption proceeds.  The Trust, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

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Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an over-allotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Investing in the Fund – Determination of Net Asset Value”.

The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fee and the sub-advisory fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined as of the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern time) on each day that the Exchange is open. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In computing the Fund’s NAV, the Fund’s portfolio securities are valued based on market quotations. When market quotations are not readily available for a portfolio security, the Trust must use such security’s fair value as determined in good faith in accordance with the Trust’s valuation policies and procedures approved by the Board.

The value of the Fund’s portfolio securities is based on such securities’ closing price on local markets when available. If a portfolio security’s market price is not readily available or does not otherwise accurately reflect the fair value of such security, the portfolio security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. The Trust may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of the Fund’s portfolio security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. In addition, the Trust may fair value foreign equity portfolio securities each day the Trust calculates the Fund’s NAV. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a portfolio security will be materially different than the value that could be realized upon the sale of such security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES.  The Trust expects to distribute substantially all of the net investment income of the Fund to its shareholders quarterly and its net realized capital gains at least annually.  As a Fund shareholder, you are entitled to your share of the distributions of net investment income and net realized capital gains on Fund investments.  The Trust pays out substantially all of the net earnings of the Fund to its shareholders as distributions.

The Fund typically earns income dividends from stocks and interest from debt securities.  These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income.  The Fund realizes capital gains or losses whenever it sells securities.  Net capital gains are distributed to shareholders as capital gain distributions.

Net investment income and net capital gains are typically distributed to shareholders at least annually.  Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).  In addition, the Fund may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period, in which case some portion of each distribution may result in a return of capital.  You will be notified regarding the portion of the distribution that represents a return of capital.

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The Fund’s target will be to pay dividends and make other distributions equal to or greater than 8% (annualized) per year of the Fund’s average net assets; however, there is no assurance that the Fund will be able to do so.  The Board and the Adviser have delegated to the Sub-Adviser the authority to change the targeted distribution level at any time, without prior notice to shareholders. The amount of actual dividends paid and other distributions made on Shares may vary over time, depending on market conditions, the composition of the Fund’s portfolio, the Fund’s ability to generate income from its investment holdings, sales of options and other trading activity, and Fund expenses. The Trust cannot guarantee that the Fund will pay any dividends or make other distributions.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary to distribute the entire annual taxable income of the Fund.

DIVIDEND REINVESTMENT SERVICE.  No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Shares through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of Shares. It is based upon the Code, the regulations promulgated thereunder, judicial authorities, and administrative rulings and practices as in effect as of the date of this SAI, all of which are subject to change, including the following information which also supplements and should be read in conjunction with the section in the Prospectus entitled “Federal Income Taxes”.

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Shares of the Fund.  The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.  In addition, this summary assumes that the Fund shareholder holds Shares as capital assets within the meaning of the Code and does not hold Shares in connection with a trade or business.  This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Shares of the Fund, to Fund shareholders holding Shares through a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules.  Prospective Fund shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in Fund Shares.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below.  The IRS could adopt positions contrary to those discussed below, and such positions could be sustained.  Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership or disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

TAX TREATMENT OF THE FUND.  The Fund is taxed as a regular corporation for federal income tax purposes and as such is obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. This treatment differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes.  Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets.  As a result, the Fund will be obligated to pay federal and state taxes on its taxable income as opposed to most other investment companies which are not so obligated.

As discussed below, the Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability.  However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests, and such taxes will reduce your return from an investment in the Fund.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes.  As a partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income in computing its taxable income, regardless of the extent (if any) to which the MLPs make distributions. Based upon the Adviser’s review of the historic results of the types of MLPs in which the Fund invests, the Adviser expects that the cashflow received by the Fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund’s adjusted tax basis in each MLP as described in the following paragraph).  A variety of factors could contribute to this result, including significant non-cash deductions, such as accelerated depreciation. There is no assurance that the Adviser’s expectation regarding the tax character of MLP distributions will be realized.  If this expectation is not realized, the Fund might bear a greater tax burden and have less cash available to distribute to you or to pay towards Fund expenses.

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The Fund will also be subject to U.S. federal income tax at the regular graduated corporate tax rates on any gain recognized by the Fund on any sale of equity securities of an MLP.  Cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income will reduce the Fund’s adjusted tax basis in the equity securities of the MLP.  These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Fund on a subsequent sale of the securities.

The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes.  The Fund expects to rely to some extent on information provided by MLPs, which may not necessarily be timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV.  From time to time, the Adviser will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available.  The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations (currently 35%) and an assumed rate attributable to state taxes.

TAX TREATMENT OF U.S. FUND SHAREHOLDERS.

Receipt of Distributions

Distributions made to you by the Fund (other than distributions in redemption of Shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of your allocable share of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes.  Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments.  As explained above, based upon the historic performance of the types of MLPs in which the Fund intends to invest, the Adviser anticipates that the distributed cash from the MLPs generally will exceed the Fund’s Share of the MLPs’ taxable income.  Consequently, the Adviser anticipates that only a portion of the Fund’s distributions will be treated as dividend income to you.  To the extent that distributions to you exceed your allocable share of the Fund’s current and accumulated earnings and profits, your tax basis in the Fund’s Shares with respect to which the distribution is made will be reduced, which will increase the amount of any taxable gain (or decrease the amount of any tax loss) realized upon a subsequent sale or redemption of such Shares.  To the extent you hold such Shares as a capital asset and have no further basis in the Shares to offset the distribution, you will report the excess as capital gain.

Distributions treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but may be treated as “qualified dividend income.”  Under current federal income tax law, qualified dividend income received by individuals and other non-corporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of either 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.  For a dividend to constitute qualified dividend income, the shareholder generally must hold the Shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the shareholder engages in certain risk reduction transactions with respect to the Shares.

Dividends paid by the Fund are expected to be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code. However, corporate shareholders should be aware that certain limitations apply to the availability of the dividends received deduction, including rules which limit the deduction in cases where (i) certain holding period requirements are not met, (ii) the corporate shareholder is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (iii) the corporate shareholder’s investment in Shares of the Fund is financed with indebtedness. Corporate shareholders should consult their own tax advisors regarding the application of these limitations to their particular situations.

Redemptions and Sales of Shares

A redemption of Shares will be treated as a sale or exchange of such Shares, provided the redemption either is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder’s entire interest in the Fund or is in partial liquidation of the Fund.  Redemptions that do not qualify for sale or exchange treatment will be treated as described in “Receipt of Distributions” above.

Upon a redemption treated as a sale or exchange under the foregoing rules, or upon a sale of your Shares to a third party, you generally will recognize capital gain or loss equal to the difference between the cost of your Shares and the amount you receive when you sell them.  An exchange of Shares of the Fund for shares of another fund will be treated as a taxable sale of the Fund’s Shares with an amount realized equal to the fair market value of the shares received in the exchange.  Any such capital gain or loss will be a long-term capital gain or loss if you held the Shares for more than one year at the time of disposition.  Long-term capital gains of certain non-corporate common shareholders (including individuals) are generally subject to U.S. federal income taxation at a maximum rate of either 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts. The deductibility of capital losses is subject to limitations under the Code.

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Shareholders That Are Corporations

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates.  Corporate shareholders may be entitled to a dividends received deduction on dividends paid by the Fund.

Shareholders That Are Tax-Exempt Organizations

Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income (“UBTI”).  Because the Fund is a corporation for federal income tax purposes, an owner of any of the Fund’s Shares will not report on its federal income tax return any items of income, gain, loss and deduction that are allocated to the Fund from the MLPs in which the Fund invests.  Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed.  Therefore, a tax-exempt investor will not have UBTI attributable to its ownership, sale or redemption of the Fund’s Shares unless its ownership is debt-financed. In general, Shares are considered to be debt-financed if the tax-exempt owner of the Shares incurred debt to acquire the Shares or otherwise incurred a debt that would not have been incurred if the Shares had not been acquired.

Shareholders That Are Regulated Investment Companies

Similarly, the income and gain realized from an investment in the Fund’s Shares by an investor that is a regulated investment company will constitute qualifying income for the regulated investment company.  Furthermore, the Fund’s Shares will generally constitute “qualifying assets” to regulated investment companies, which generally must own at least 50% in qualifying assets at the end of each quarter, provided that the amount of the Fund’s Shares owned by the regulated investment company does not constitute more than 5% of the value of the total assets held by the regulated investment company or more than 10% of the Fund’s outstanding voting securities.

Application of Medicare Tax

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such persons’ “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of the Fund Shares are treated appropriately on their income tax returns.

TAX TREATMENT OF FUND NON-U.S. SHAREHOLDERS.

Receipt of Distributions

Distributions by the Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles).  Dividends paid by the Fund to a foreign shareholder generally will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty.  If an income tax treaty applies to a foreign shareholder, the foreign shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax.

If the amount of a distribution exceeds a foreign shareholder’s allocable share of the Fund’s current and accumulated earnings and profits, such excess will be treated for U.S. federal income tax purposes as a tax-free return of capital to the extent of the foreign shareholder’s tax basis in the Fund’s Shares.  To the extent that any distribution received by a foreign shareholder exceeds the sum of (i) such foreign shareholder’s allocable share of the Fund’s current and accumulated earnings and profits and (ii) such foreign shareholder’s tax basis in the Fund’s Shares, such excess will be treated as gain from the sale of the Shares and will be taxed as described in “Redemptions and Sales of Shares” below.

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Redemptions and Sales of Shares

A redemption of Shares will be treated as a sale or exchange of such Shares, provided the redemption either is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder’s entire interest in the Fund or is in partial liquidation of the Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described in “Receipt of Distributions” above.  A foreign shareholder generally will not be subject to U.S. federal income tax on gain realized on a redemption that is treated as a sale or exchange for U.S. federal income tax purposes, or on gain realized on the sale, exchange or other non-redemption disposition of the Fund’s Shares, except in the following cases:

•
the gain is effectively connected with a trade or business of the foreign shareholder in the U.S. or, if the foreign shareholder is a qualifying resident of a country with which the U.S. has a tax treaty, such gain is attributable to a permanent establishment maintained by such foreign shareholder in the U.S.,

•	the foreign shareholder is an individual who is present in the U.S. for 183 days or more in the taxable year of disposition and who has a “tax home” in the U.S., or
•
the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Shares or, if shorter, within the period during which the foreign shareholder has held the Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business.  The Fund may be, or may prior to a foreign shareholder’s disposition of Shares become, a U.S. real property holding corporation.

Any foreign shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of Shares.

Estate Tax

Foreign shareholders of a Fund may be subject to U.S. estate tax with respect to Shares of the Fund owned at the time of their deaths.

WITHHOLDING.  Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury a “backup withholding” tax with respect to dividends and the proceeds of any redemption paid to you if you fail to furnish the Fund or the Fund’s paying agent with a properly completed and executed IRS Form W-9, Form W-8BEN or other applicable form.  Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines that your taxpayer identification number (“TIN”) is incorrect or if you have failed to properly report taxable dividends or interest on a federal tax return.  A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return. The backup withholding rate is currently 28%. The ability to deduct capital losses may be limited.

The Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  You may be requested to provide additional information to enable the Fund to determine whether withholding is required.

CREATION UNIT ISSUANCES AND REDEMPTIONS.  On an issuance of Shares of the Fund as part of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at issue) of the issued Shares (plus any cash received by the Authorized Participant as part of the issue) and (ii) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue).  On a redemption of Shares as part of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (ii) the Authorized Participant’s basis in the redeemed Shares (plus any cash paid by the Authorized Participant as part of the redemption).  However, the IRS might assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on creation or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss.  However, any capital loss on a redemption of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

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The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

OTHER INFORMATION

Shareholder inquiries may be made by writing to the Trust, c/o Etfis Capital LLC, 6 E. 39th Street, Suite 1003, New York, New York 10016.

FINANCIAL STATEMENTS

The Fund’s audited Financial Statements and Financial Highlights, including notes thereto, and the report of the Fund’s Independent Registered Public Accounting Firm, BBD, LLP, for the period ended October 31, 2014, are incorporated herein by reference. They are contained in the Fund’s Annual Report to Shareholders, which is incorporated herein by reference and is available upon request.

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APPENDIX A

TRUST PROXY VOTING POLICY AND PROCEDURES

1.         Purpose; Delegation.  The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by each series (individually, a “Fund” and collectively, the “Funds”) of ETFis Series Trust I (the “Trust”).  The board of Trustees of the Trust (the “Board”) believes that each Fund’s Sub-Adviser is in the best position to make individual voting decisions for such Fund.  Therefore, subject to the oversight of the Board, each Fund’s Sub-Adviser is hereby delegated the duty to make proxy voting decisions for such Fund, and to implement and undertake such other duties as set forth in, and consistent with, these Policies and Procedures.

2.         Definitions

(a)         Proxy.  A proxy permits a shareholder to vote without being present at annual or special meetings.  A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter.  Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b)         Proxy Manager.  Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Sub-Advisers to each Fund (each, a “Sub-Adviser”) as being responsible for supervising and implementing these Policies and Procedures.

3.         Policy for Voting Proxies Related to Exchange Traded Funds and other Investment Companies.  Pursuant to Section 12(d)(1)(E)(iii) of the Investment Company Act of 1940, all proxies from exchange traded funds (“ETFs”) or other investment companies voted by a Fund, registered in the name of the Fund, will have the following voting instructions typed on the proxy form: “Vote these shares in the same proportion as the vote of all other holders of such shares.  The beneficial owner of these shares is a registered investment company.”

4.         Policy for Voting Proxies Related to Other Portfolio Securities.

(a)         Fiduciary Considerations.  Proxies with respect to securities other than ETFs or other investment companies are voted solely in the interests of the shareholders of the Trust.  Any conflict of interest must be resolved in the way that will most benefit the shareholders.

(b)         Management Recommendations.  Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.  The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock.  However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

5.         Conflicts of Interest.  The Trust recognizes that under certain circumstances a Sub-Adviser may have a conflict of interest in voting proxies on behalf of a Fund.  Such circumstances may include, but are not limited to, situations where a Sub-Adviser or one or more of its affiliates, including officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  The Sub-Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Sub-Adviser with respect to voting proxies on behalf of a Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Sub-Adviser’s business, and to bring any conflict of interest of which they become aware to the attention of the proxy manager.  With respect to securities other than ETFs or other investment companies, the Sub-Adviser shall not vote proxies relating to such issuers on behalf of a Fund until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Sub-Adviser’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.  If the proxy manager determines that a conflict of interest is not material, the Sub-Adviser may vote proxies notwithstanding the existence of a conflict.  If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Board and the Sub-Adviser shall follow the instructions of the Board or (ii) the Sub-Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Board. The proxy manager shall keep a record of all materiality decisions and report them to the Board on an annual basis.

A-1

6.         Routine Proposals.  Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) with respect to securities other than ETFs or other investment companies should generally be voted in favor of management.

7.         Proxy Manager Approval.  Votes on non-routine matters and votes against a management’s recommendations with respect to securities other than ETFs or other investment companies are subject to approval by the proxy manager.

8.         Proxy Voting Procedures.  Proxy voting will be conducted in compliance with the policies and practices described herein and is subject to the proxy manager’s supervision.  A reasonable effort should be made to obtain proxy material and to vote in a timely fashion.  Each Sub-Adviser shall maintain records regarding the voting of proxies under these Policies and Procedures.

9.         Form N-PX.  A record of each proxy vote will be entered on Form N-PX.   A copy of each Form N-PX will be signed by the President of the Trust.  The Form is to be filed by August 31 each year. Each reporting period covered by the Form N-PX runs from July 1 to June 30.  The Trust will disclose in its annual and semi-annual reports to shareholders and in its registration statement (in the SAI) filed with the SEC on or after August 31 that each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge upon request at (212) 593-4383 (collect) and is also available on the SEC’s Website at www.sec.gov.

10.        Sub-Advisers’ Voting Procedures.  The Trust acknowledges that the Sub-Advisers to the various Funds have adopted voting policies and procedures for their clients that have been delivered to the Trust. To the extent that a Sub-Adviser’s policies and procedures are consistent with these Policies and Procedures, the Sub-Adviser may implement them with respect to voting proxies on behalf of each Fund managed by such Sub-Adviser.  However, the provisions of paragraph 5 of these Policies and Procedures relating to conflicts of interest shall supersede any comparable provisions of any Sub-Adviser’s policies and procedures.

A-2

APPENDIX B

SUB-ADVISER PROXY VOTING POLICY AND PROCEDURES

Statement of Policy

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that these rights are properly and timely exercised.  When Infrastructure Capital Advisors, LLC (the “Advisor”) has discretion to vote the proxies of its clients, it votes those proxies in the best interest of its clients and in accordance with these policies and procedures.

Proxy-Voting Procedures

All proxies received by the Advisor are sent to Edward F. Ryan, who (1) keeps a record of each proxy received, (2) determines which accounts managed by the Advisor hold the security to which the proxy relates, and (3) determines the date by which the Advisor must vote the proxy in order to allow adequate time for the completed proxy to be returned to the issuer.  Absent material conflicts, the portfolio managers determine how the Advisor should vote the proxy.  Mr. Ryan documents the rationale for the manner in which the proxy is voted in a short memorandum, which is then approved by the Advisor’s chief compliance officer (“Compliance Officer”).  Mr. Ryan is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

Voting Guidelines

In the absence of specific voting guidelines from the client, the Advisor votes proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer.

Conflicts of Interest

The Compliance Officer seeks to identify any conflicts that exist between the interests of the Advisor and its clients.  This examination includes a review of the relationship of the Advisor and its affiliates with the issuer of each security and any affiliates of the issuer to determine if the issuer is a client of the Advisor or an affiliate of the Advisor or has some other relationship with the Advisor or a client of the Advisor.

If a material conflict exists, the Compliance Officer determines whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client.  The Compliance Officer also determines whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), may give the clients the opportunity to vote their proxies themselves.  In the case of ERISA clients, if the Advisory Contract reserves to the client the authority to vote proxies when the Advisor determines that it has a material conflict that affects its best judgment as an ERISA fiduciary, the Advisor will give the ERISA client the opportunity to vote the proxies itself.

Disclosure

The Advisor discloses in its Form ADV that clients may contact the Compliance Officer via electronic mail or telephone to obtain information on how the Advisor voted proxies for the accounts of particular clients and to request a copy of this policy and these procedures.  If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, the name of the issuer, the proposal voted upon, and how the Advisor voted the proxy.

Recordkeeping

The Compliance Officer maintains files relating to the proxy-voting procedures in an easily accessible place.  Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Advisor.  Records of the following are included:

•	This policy and these procedures and any amendments thereto;
•	Each proxy statement that the Advisor receives, unless the Advisor has a third party retain the proxy statements, so long as the third party undertakes to provide a copy of a proxy statement promptly upon request;
•	A record of each vote that the Advisor casts;
•	A copy of any document the Advisor created that was material to making a decision how to vote proxies or that memorializes that decision; and
•	A copy of each written client request for information on how the Advisor voted client proxies and a copy of any written response to any written or oral client request for information on how the Advisor voted client proxies.

B-1

PART C

OTHER INFORMATION

ETFis Series Trust I

Item 28. Exhibits

(a)	(1) Certificate of Trust of ETFis Series Trust I dated September 20, 2012, incorporated by reference to Registrant’s Registration Statement on Form N-1A, filed April 2, 2013
(2) Declaration of Trust of ETFis Series Trust I dated September 20, 2012, incorporated by reference to Registrant’s Registration Statement on Form N-1A, filed April 2, 2013
(3) Certificate of Amendment to Certificate of Trust dated September 19, 2013, incorporated by reference to Registrant’s Pre-Effective Amendment No. 1, filed December 24, 2013

(b)	Bylaws of ETFis Series Trust I, incorporated by reference to Registrant’s Registration Statement on Form N-1A, filed April 2, 2013

(c)	Not Applicable

(d)	(1) Investment Advisory Agreement between ETFis Series Trust I and Etfis Capital LLC, incorporated by reference to Registrant’s Post-Effective Amendment No. 18, filed December 19, 2014

(2)      Sub-Advisory Agreement among ETFis Series Trust I, Etfis Capital LLC and Tuttle Tactical Management, LLC, on behalf of Tuttle Tactical Management U.S. Core ETF, incorporated by reference to Registrant’s Post-Effective Amendment No. 11, filed October 10, 2014

(3)     Sub-Advisory Agreement among ETFis Series Trust I, Etfis Capital LLC and Infrastructure Capital Advisors, LLC, on behalf of InfraCap MLP ETF, incorporated by reference to Registrant’s Post-Effective Amendment No. 13, filed October 17, 2014

(4)      Sub-Advisory Agreement among ETFis Series Trust I, Etfis Capital LLC and LifeSci Index Partners, LLC, on behalf of BioShares Biotechnology Products Fund, incorporated by reference to Registrant’s Post-Effective Amendment No. 18, filed December 19, 2014

(5)      Sub-Advisory Agreement among ETFis Series Trust I, Etfis Capital LLC and LifeSci Index Partners, LLC, on behalf of BioShares Biotechnology Clinical Trials Fund, incorporated by reference to Registrant’s Post-Effective Amendment No. 18, filed December 19, 2014

(6)      Sub-Advisory Agreement among ETFis Series Trust I, Etfis Capital LLC and Eccles Street Asset Management, LLC, on behalf of Eccles Street Event Driven Opportunities ETF, incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed January 9, 2015

(7)      Sub-Advisory Agreement among ETFis Series Trust I, Etfis Capital LLC and Infrastructure Capital Advisors, LLC, on behalf of InfraCap REIT Preferred ETF, incorporated by reference to Registrant’s Post-Effective Amendment No. 27, filed February 6, 2015

(e)	Distribution Agreement between ETFis Series Trust I and ETF Distributors, LLC, filed herewith

(f)	Not Applicable

(g)	Custody Agreement between ETFis Series Trust I and The Bank of New York Mellon, incorporated by reference to Registrant’s Post-Effective Amendment No. 18, filed December 19, 2014

(h)	(1)
Fund Administration and Accounting Agreement between ETFis Series Trust I and The Bank of New York Mellon, incorporated by reference to Registrant’s Post-Effective Amendment No. 18, filed December 19, 2014

(2) Transfer Agency and Service Agreement between ETFis Series Trust I and The Bank of New York Mellon, incorporated by reference to Registrant’s Post-Effective Amendment No. 18, filed December 19, 2014

(3)
Form of Authorized Participant Agreement between ETF Distributors, LLC, The Bank of New York Mellon and Authorized Participants, incorporated by reference to Registrant’s Pre-Effective Amendment No. 1, filed December 24, 2013

(4) Administration Services Agreement between ETFis Series Trust I and ETF Issuer Solutions, Inc., incorporated by reference to Registrant’s Post-Effective Amendment No. 18, filed December 19, 2014

(i)	Legal Opinion of Kilpatrick Townsend & Stockton LLP, incorporated by reference to Registrant’s Pre-Effective Amendment No. 1, filed December 24, 2013

(j)	Consent of Independent Accounting Firm, filed herewith

(k)	Not applicable

(l)	Form of Initial Share Purchase Agreement, incorporated by reference to Registrant’s Pre-Effective Amendment No. 1, filed December 24, 2013

(m)	Distribution and Service Plan for ETFis Series Trust I, incorporated by reference to Registrant’s Post-Effective Amendment No. 18, filed December 19, 2014

(n)	Not applicable

(o)	Reserved

(p)	(1) Code of Ethics of the ETFis Series Trust I and Etfis Capital LLC, incorporated by reference to Registrant’s Pre-Effective Amendment No. 1, filed December 24, 2013

(2) Code of Ethics of ETF Distributors, LLC, incorporated by reference to Registrant’s Pre-Effective Amendment No. 1, filed December 24, 2013

(3) Code of Ethics of Infrastructure Capital Advisors, LLC, incorporated by reference to Registrant’s Post-Effective Amendment No. 6, filed August 1, 2014

(4) Code of Ethics of Tuttle Tactical Management, LLC, incorporated by reference to Registrant’s Post-Effective Amendment No. 11, filed October 10, 2014

(5) Code of Ethics of LifeSci Index Partners, LLC, incorporated by reference to Registrant’s Post-Effective Amendment No. 15, filed November 28, 2014

(q)	Powers of Attorney, incorporated by reference to Registrant’s Post-Effective Amendment No. 11, filed October 10, 2014

Item 29. Persons Controlled By or Under Common Control with Registrant

No person is controlled by or under common control with the Registrant.

Item 30. Indemnification

Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any Trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust.

Reference is made to Article IX of the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein. The general effect of the indemnification available to an officer or Trustee may be to reduce the circumstances under which the officer or Trustee is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or Trustee.

The Registrant (sometimes referred to as the “Trust”) is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust that permits the Registrant to indemnify every person who is, or has been, a Trustee, officer or employee of the Trust, including persons who serve at the request of the Trust as directors, Trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”). Each Covered Person is indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been such a director, Trustee, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:

No indemnification is provided to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Trust; are severable; will not affect any other rights to which any Covered Person is entitled; will continue as to a person who has ceased to be a Covered Person; and will inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Declaration of Trust will affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

 Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification shall be advanced by the Trust or the applicable Series prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification.

 To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such Trustees, officers or controlling persons in connection with the Shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of the Investment Adviser and Sub-Adviser

The description of the Adviser and Sub-Adviser is found under the captions “Management of the Fund - Investment Adviser” and “Management of the Fund - Investment Sub-Adviser” in the Prospectus and under the captions “Management Services - Adviser” and “Management Services - Sub-Adviser” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein.  The Adviser and Sub-Adviser may provide investment advisory services to other persons or entities other than the Registrant.

The information as to the directors and officers of Etfis Capital LLC set forth in the Etfis Capital LLC’s Form ADV filed with the SEC (Reference No. 801-78585) and amended through the date hereof, is incorporated herein by reference.

The information as to the directors and officers of Infrastructure Capital Advisors, LLC set forth in Infrastructure Capital Advisors, LLC’s Form ADV filed with the SEC (Reference No. 801-79940) and amended through the date hereof, is incorporated herein by reference.

The information as to the directors and officers of Tuttle Tactical Management, LLC set forth in Tuttle Tactical Management, LLC’s Form ADV filed with the SEC (Reference No. 801-76982) and amended through the date hereof, is incorporated herein by reference.

The information as to the directors and officers of LifeSci Index Partners, LLC set forth in LifeSci Index Partners, LLC’s Form ADV filed with the SEC (Reference No. 801-80539), and amended through the date hereof, is incorporated herein by reference.

Item 32. Principal Underwriters

(a)        ETF Distributors, LLC (the “Distributor”) acts as the distributor for the Registrant and the following investment companies: Recon Capital NASDAQ 100 Covered Call ETF (Ticker: QYLD), Recon Capital DAX Germany ETF (Nasdaq: DAX), BioShares Biotechnology Products Fund (Ticker: BBP), BioShares Biotechnology Clinical Trials Fund (Ticker: BBC), Tuttle Tactical Management U.S. Core ETF (Ticker: TUTT), InfraCap MLP ETF (Ticker: AMZA) and Mana Core Equity Enhanced Dividend Income Fund (Ticker: MANA).

(b)        The directors and officers of the Distributor are as follows:

Name*	Positions with the Distributor	Positions with Trust
William J. Smalley	Managing Principal	President, Chief Executive Officer, Secretary
Matthew B. Brown	Chief Compliance Officer	Chief Compliance Officer
Edward Samson	Financial Operations Principal	n/a

 *         The principal business address for each of the above directors and executive officers is: 6 E. 39th Street, Suite 1003, New York, NY 10016.

(c)        During the Registrant’s most recent fiscal year, the Distributor did not receive any net underwriting discounts or commissions, compensation on redemptions and repurchases, brokerage commissions or other compensation.

Item 33. Location of Accounts and Records

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the following locations:

Etfis Capital LLC
6 E. 39th Street, Suite 1003
New York, NY 10016

The Bank of New York Mellon
One Wall Street
New York, NY 10286

ETF Distributors LLC
6 E. 39th Street, Suite 1003
New York, NY 10016

Infrastructure Capital Advisors, LLC
1325 Avenue of the Americas
New York, NY 10019

Tuttle Tactical Management, LLC
155 Lockwood Road
Riverside, Connecticut 06878

LifeSci Index Partners, LLC
250 West 55th Street, Suite 16B
New York, NY 10019

Eccles Street Asset Management, LLC
6024 Le Lac Road
Boca Raton, Florida 33496

Newfleet Asset Management, LLC
100 Pearl Street
Hartford, Connecticut 06103

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York on the 5th day of March, 2015.

ETFIS SERIES TRUST I (Registrant)
By:	/s/William J. Smalley
William J. Smalley, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person(s) in the capacities and on the date(s) indicated.

	Name	Title	Date
/s/	William J. Smalley	Trustee, President	March 5, 2015
	William J. Smalley	(Principal Executive Officer)
/s/	Brinton Frith	Treasurer	March 5, 2015
	Brinton Frith	(Principal Financial Officer)
/s/	Stephen G. O’Grady*	Trustee	March 5, 2015
Stephen G. O’Grady
/s/	James Simpson*	Trustee	March 5, 2015
James Simpson
/s/	Robert S. Tull*	Trustee	March 5, 2015
Robert S. Tull
* By:	/s/ William J. Smalley		March 5, 2015
William J. Smalley, Attorney-in-fact

Exhibit Index

(e)	Distribution Agreement among ETFis Series Trust I and ETF Distributors, LLC
(j)	Consent of Independent Accounting Firm